                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                           QRS CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
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                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------


 [LOGO]
                                       QRS CORPORATION       1400 Marina Way South
                                                             Richmond, CA
                                                             94804 USA

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of QRS Corporation (the "Company") to be held May 10, 2001, at 1:30 p.m. local time at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804.

    At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (1) to elect three directors of the Company to serve for a three-year term ending in the year 2004 or until their respective successor is duly elected and qualified, (2) to approve an amendment to the QRS Corporation 1993 Stock Option/Stock Issuance Plan, (3) to approve an amendment and restatement of the QRS Corporation Employee Stock Purchase Plan and (4) to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

    The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved each of the proposals and recommends that you vote FOR each such proposal.

    After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

    We look forward to seeing you at the Annual Meeting.

                                    Sincerely yours,

                                    /s/ John S. Simon
                                    John S. Simon
                                    CHIEF EXECUTIVE OFFICER

Richmond, California
April 14, 2001

                                   IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

                                QRS CORPORATION
               1400 MARINA WAY SOUTH, RICHMOND, CALIFORNIA 94804
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 10, 2001

TO OUR STOCKHOLDERS:

    You are cordially invited to attend the Annual Meeting of Stockholders of QRS Corporation, a Delaware corporation (the "Company"), to be held on May 10, 2001, at 1:30 p.m., local time, at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804, for the following purposes:

1. To elect three directors to serve for a three-year term ending in the year 2004 or until their respective successor is duly elected and qualified. The nominees are John P. Dougall, Philip Schlein and John S. Simon;

2. To approve an amendment to the QRS Corporation 1993 Stock Option/Stock Issuance Plan (the "1993 Plan") pursuant to which the number of shares of Common Stock authorized for issuance over the term of the 1993 Plan will be increased by an additional 750,000 shares to a total of 5,450,000 shares;

3. To approve an amendment and restatement of the QRS Corporation Employee Stock Purchase Plan (the "Purchase Plan") to effect the following changes:
    (i) increase the number of shares authorized for issuance under the Purchase Plan by an additional 200,000 shares, (ii) implement a series of overlapping twenty-four (24)-month offering periods beginning at semi-annual intervals each year, (iii) establish a series of semi-annual purchase dates within each such offering period, (iv) limit the number of shares of Common Stock purchasable by any one participant on any one purchase date to a total of 750 shares, (v) limit the maximum number of shares of Common Stock purchasable in total by all participants on any one purchase date to 100,000 shares, (vi) extend the term of the Purchase Plan to the last business day in April 2011, and (vii) revise certain provisions of the plan document in order to facilitate the administration of the Purchase Plan;

4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. Only stockholders of record at the close of business on March 16, 2001 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

    All stockholders are cordially invited and encouraged to attend the Annual Meeting in person. In any event, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting. We look forward to seeing you at the Annual Meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ John S. Simon
                                  John S. Simon
                                  CHIEF EXECUTIVE OFFICER

Richmond, California
April 14, 2001

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                                PROXY STATEMENT
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                                QRS CORPORATION
                            TO BE HELD MAY 10, 2001

                                    GENERAL

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of QRS Corporation, a Delaware corporation (the "Company" or "QRS"), of proxies to be voted at the Annual Meeting of Stockholders to be held on May 10, 2001, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record on March 16, 2001 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 1:30 p.m., local time, at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804.

                                 VOTING RIGHTS

    The close of business on March 16, 2001 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had 15,279,179 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting. These shares were held by 243 stockholders of record and approximately 39,453 beneficial owners. Holders of Common Stock are entitled to one vote for each share of Common Stock held. Stockholders may not cumulate votes in the election of directors. A majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

    If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors (the "Board of Directors" or the "Board") and, when the proxy card is returned properly completed, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR Proposals 1, 2, 3 and 4 and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting. An automated system administered by the Company's transfer agent tabulates stockholder votes.

    Pursuant to Delaware law, directors are elected by plurality vote. With regard to such election, votes may be cast in favor of, or withheld from, each nominee. Withheld votes will be excluded from the vote and will have no effect. Proposals 2, 3 and 4 will each require the approval of the affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes (I.E., where the broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted in the tabulation of votes cast on Proposals 2, 3, and 4 and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether these proposals have been approved.

                            REVOCABILITY OF PROXIES

    Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive offices an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                            SOLICITATION OF PROXIES

    The Company will bear the cost of soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company has also retained the services of Mellon Investor Services LLC to solicit proxies by telephone, telegram or other means for the Annual Meeting. The Company will pay Mellon Investor Services LLC approximately $9,000 for such services.

    THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 IS ENCLOSED WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY-SOLICITING MATERIAL.

        ----------------------------------------------------------------

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

        ----------------------------------------------------------------

    The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. The Board currently consists of eight persons, classified as follows: Class I, which will hold office until the year 2002, consists of Peter R. Johnson and Tania Amochaev; Class II, which will hold office until the year 2003, consists of David A. Cole, Garth Saloner and Garen
K. Staglin; and Class III, which will hold office until the year 2004, if this Proposal No. 1 is approved, will consist of John P. Dougall, Philip Schlein and John S. Simon.

    At the Annual Meeting, the three directors (constituting all of the members of Class III of the Board of Directors) are to be nominated for election to serve until the Company's 2004 annual meeting of stockholders, or until their respective successor is elected and qualified, or until the death, resignation or removal of such director. It is intended that the proxies will be voted for the three nominees named below for election to the Board of Directors unless authority to vote for any such nominee is withheld. The three nominees to the Board of Directors are John P. Dougall, Philip Schlein and John S. Simon. Messrs. Dougall, Schlein and Simon are current members of the Board of Directors and Mr. Simon also serves as the Company's Chief Executive Officer. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. The three candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than three nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS.

                       NOMINEES FOR TERM ENDING UPON THE
                      2004 ANNUAL MEETING OF STOCKHOLDERS

    Set forth below is information regarding the nominees to be elected as Class III directors that will serve until the Company's 2004 annual meeting of stockholders, or until their respective successors are duly elected and qualified.

                                                                                          SERVED AS
NAME                                     POSITION(S) WITH THE COMPANY         AGE      DIRECTOR SINCE:
----                                --------------------------------------  --------   ---------------
John P. Dougall (1)...............  Director                                   57            1990
Philip Schlein (2)................  Director                                   67            1996
John S. Simon (1).................  Chief Executive Officer and Director       44            1997

------------------------

(1) Member of the Nominations Committee

(2) Member of the Compensation Committee

    MR. DOUGALL has been a director of the Company since July 1990. In
February 1999, Mr. Dougall became Group Chief Executive Officer for Plessy Asia Pacific, an Australian company providing road and air navigation technology. Since October 2000, he has served as Chief Executive Officer of Commander Communications Ltd., an Australian publicly listed company specializing in integrated communications devices. From December 1997 to February 1999,
Mr. Dougall was a private investor. From November 1996 to November 1997,
Mr. Dougall served as Chairman and Chief Executive Officer for Aristocrat Leisure Limited, an Australian publicly listed company and a supplier to gambling and entertainment companies. From January 1992 to September 1996, Mr. Dougall served as Chief Executive Officer of AWA Limited, an Australian publicly listed company specializing in electronics and telecommunications.
Mr. Dougall held various executive positions with the Company from July 1990 to January 1992, serving as President of the Company from February 1991 to June 1991 and as President and Chief Executive Officer from June 1991 to January 1992. From February 1988 to June 1990, Mr. Dougall was the Executive Director of Paxus Corporation, a software services and outsourcing firm.

    MR. SCHLEIN was named a director of the Company in February 1996.
Mr. Schlein has been a venture partner in U.S. Venture Partners, a venture capital firm, since April 1985 where he has advised new companies on strategy, recruiting and finance. Mr. Schlein held various executive positions with R.H. Macy & Company, Inc. from September 1957 to December 1973 and was President and Chief Executive Officer of its Macy's California division from January 1974 to January 1985. Mr. Schlein currently serves as a director of Burnham Pacific Incorporated, a commercial real estate development and leasing company, Ross Stores, Inc., a clothing store chain, Bebe Stores, Inc., a producer of contemporary women's apparel and accessories, NBC Internet, Inc., an internet media company, and various private companies. Additionally, Mr. Schlein served as a director of R.H. Macy Inc. from 1977 to 1985 and he served as a director of Apple Computer, Inc. from 1979 to 1987.

    MR. SIMON was named Chief Executive Officer in July 1998 and a director of the Company in December 1997. Mr. Simon has held various positions with the Company since 1988, including President from January 1998 until July 1998 and Executive Vice President from January 1994 to December 1997. From 1980 to 1988, Mr. Simon was employed by Carter Hawley Hale Stores, Inc., a retail company, most recently as Senior Program Manager of its Information Services Division, and prior to that held a number of merchandising, store management and information services positions.

                 CONTINUING DIRECTORS FOR TERM ENDING UPON THE
                      2003 ANNUAL MEETING OF STOCKHOLDERS

    Set forth below is information regarding the continuing directors that will serve until the Company's 2003 annual meeting of stockholders or until their respective successors are duly elected and qualified.

                                                                                          SERVED AS
NAME                                     POSITION(S) WITH THE COMPANY         AGE      DIRECTOR SINCE:
----                                --------------------------------------  --------   ---------------
David A. Cole (1)(2)..............  Director                                   58            1999
Garth Saloner, Ph.D. (2)(3).......  Director, Chairman of the Compensation     46            1993
                                      Committee
Garen K. Staglin (1)(4)...........  Director, Chairman of the Executive        56            1991
                                      Committee

------------------------

(1) Member of the Nominations Committee

(2) Member of the Compensation Committee

(3) Member of the Audit Committee

(4) Member of the Executive Committee

    MR. COLE was named a director of the Company in December 1999. Mr. Cole served as the Chairman of the Board and CEO of Kurt Salmon Associates, Inc. ("KSA"), a global management consulting firm that serves the retail, consumer products, and health care industries, from 1988 until 1999. Throughout his tenure as CEO, Mr. Cole played a leadership role in numerous projects, including Strategy, Organization Development, Information Technology Operations and Sourcing in the Retailing and Consumer Products industries. Mr. Cole is a director of AMB Property Corporation, a publicly traded REIT which specializes in high throughput logistics. He is also a frequent keynote speaker at major industry conferences in North America, Europe and Asia.

    DR. SALONER was named a director of the Company in December 1993.
Dr. Saloner is the Jeffrey S. Skoll Professor of Electronic Commerce, Strategic Management and Economics at the Graduate School of Business at Stanford University (the "Stanford GSB") where he has been on the faculty since 1990. He also serves as a Co-Director of the Center for Electronic Business and Commerce at the Stanford GSB. He served as Associate Dean for Academic Affairs and Director of Research and Course Development at Stanford from 1993 to 1996. From 1982 to 1990, Dr. Saloner was a professor at the Massachusetts Institute of Technology. Dr. Saloner is a director of Synthean, an enterprise software company, Brilliant Digital Entertainment, a 3D animation firm, and Next Stage Entertainment, a firm engaged in building a network of live entertainment theaters. He also serves on the advisory boards of eOne Global LP, an electronic payments infrastructure company, and Voxeo Corp., a web-based phone application company.

    MR. STAGLIN was named a director of the Company in 1991. Mr. Staglin is President and Chief Executive Officer of eONE Global LP, an electronic payments infrastructure company. From 1991 to March 2000, Mr. Staglin served as Chairman of the Board of Directors of Safelite Glass Corporation, a replacement auto glass manufacturing and retailing company, and was the Chief Executive Officer of Safelite Glass Corporation from August 1991 until April 1997. From 1980 to 1991, Mr. Staglin was a Vice President and General Manager of Automatic Data Processing, a computer networking services company. Since 1985, Mr. Staglin has been the owner and manager of Staglin Vineyards. Mr. Staglin currently serves as a director of First Data Corporation, a supplier of computer services for credit card processing and other financial services, and from 1997 to September, 2000, he served as a director of CyberCash, Inc., a provider of secure transaction services for the Internet. In 1994, Mr. Staglin was named a member of the Advisory Council to the Stanford Graduate School of Business. He currently serves as Vice President--Trustee of the American Center for Wine, Food and the Arts in Napa, California.

                 CONTINUING DIRECTORS FOR TERM ENDING UPON THE
                      2002 ANNUAL MEETING OF STOCKHOLDERS

    Set forth below is information regarding the continuing directors that will serve until the Company's 2002 annual meeting of stockholders, or until their respective successors are duly elected and qualified.

                                                                                          SERVED AS
NAME                                     POSITION(S) WITH THE COMPANY         AGE      DIRECTOR SINCE:
----                                --------------------------------------  --------   ---------------
Peter R. Johnson (1)(2)(3)........  Chairman of the Board of Directors and     52            1985
                                      Chairman of the Nominations
                                      Committee
Tania Amochaev (2)................  Director                                   51            1992

------------------------

(1) Member of the Audit Committee

(2) Member of the Executive Committee

(3) Member of the Nominations Committee

    MR. JOHNSON founded the Company in 1985 and has been Chairman of the Board since the Company's inception. Mr. Johnson served as Executive Chairman of the Company from September 2000 to January 2001. Mr. Johnson served as CEO of the Company from October 1985 to March 1991 and again from January 1992 to
May 1993. Before founding the Company, Mr. Johnson was a Corporate General Manager of Myer Emporium Limited, a large retailer in Australia. From 1995 to the present, Mr. Johnson has been a private investor in and a consultant to a number of technology companies. Mr. Johnson served as Chairman of NSB Retail Systems PLC, a publicly held company in the United Kingdom, from 1995 through October 1999. From June 1999 through September 2000, Mr. Johnson served as Chairman and CEO of Tradeweave, Inc., a subsidiary of the Company prior to its merger into the Company in February, 2001. Mr. Johnson is Chairman of Credit Management Services, Inc., a credit and software company and style365.com, an Internet directory company.

    MS. AMOCHAEV was named a director in May 1992. Ms. Amochaev served as President of the Company from May 1992 until February 1997, and as Chief Executive Officer from May 1993 until February 1997. Before joining the Company, from 1988 to 1992, Ms. Amochaev was Chief Executive Officer of Natural
Language, Inc., a client server database tool software company. From 1984 to 1988, Ms. Amochaev was President and Chief Executive Officer of Comserv Corporation, a manufacturing applications software company that was sold in 1987 to Management Science America. Ms. Amochaev currently serves as a director of Walker Interactive Systems, Inc., a financial software company, and Symantec Corporation, a software company.

                         BOARD MEETINGS AND COMMITTEES

    The Board of Directors held six meetings during fiscal year 2000. Each of the nine directors constituting the Board of Directors for fiscal year 2000 attended more than 75% of the aggregate of (i) the total number of Board meetings held during that fiscal year, and (ii) the total number of meetings held by all committees of the Board on which such director served, except for Tania Amochaev, who attended four out of six Board meetings and four out of five Executive Committee meetings. The Board of Directors has an Audit Committee, a Compensation Committee, an Executive Committee and a Nominations Committee.

    The Audit Committee of the Board of Directors held five meetings during fiscal 2000. The Audit Committee, which during fiscal year 2000 was comprised of Messrs. Steven Brooks (Chairman), Johnson and Saloner, recommends engagement of the Company's independent auditors, reviews services performed by such auditors and reviews and evaluates the Company's accounting system and its system of internal controls. The Audit Committee operates under a written charter adopted by the Audit Committee. A copy of the Audit Committee charter, as currently in effect, is attached hereto as Appendix A.

    Mr. Brooks resigned from the Board in March 2001, in consequence, the Audit Committee currently consists of Messrs. Johnson and Saloner. Mr. Saloner satisfies the independence requirement of the National Association of Securities Dealers' ("NASD") listing standards. Mr. Johnson does not satisfy the independence requirement because he previously acted as the Chief Executive Officer of a former subsidiary of the Company and served as Executive Chairman of the Company. The Company will ensure that by June 14, 2001, the Audit Committee will comply with all applicable NASD rules and requirements governing audit committee composition and membership.

    The Compensation Committee of the Board of Directors held five meetings during fiscal 2000. The Compensation Committee, which is currently comprised of Messrs. Saloner (Chairman), Schlein and Cole, has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit and stock option plans.

    The Executive Committee of the Board of Directors held five meetings during fiscal 2000. The Executive Committee, which during fiscal year 2000 was comprised of Messrs. Staglin (Chairman), Brooks, Johnson and Amochaev, has, in the intervals between meetings of the Board of Directors, to the full extent allowed by Delaware law, all of the authority of the Board of Directors in the management of the business and affairs of the Company, including, without limitation, the power and authority to manage succession planning and evaluation of strategic matters, including mergers and acquisitions. However, the Executive Committee will not exercise its power and authority in a manner inconsistent with any action, direction or instruction of the Board of Directors. In early fiscal year 2001, the Executive Committee consisted of Messrs. Staglin (Chairman), Johnson and Amochaev. In March 2001, the Board determined to dissolve the Executive Committee.

    The Nominations Committee of the Board of Directors held one meeting during fiscal 2000. The Nominations Committee, which is currently comprised of Messrs. Johnson (Chairman), Dougall, Cole, Staglin and Simon, reviews and recommends candidates for membership on the Board.

                             DIRECTOR COMPENSATION

    For fiscal year 2000, each non-employee director received a quarterly fee of $3,750 for Board membership, as well as $1,000 per meeting attended. The Executive Committee members each received $2,000 per meeting attended. Each non-employee director who is not appointed to the Board pursuant to any contractual or other right or arrangement is eligible for reimbursement, in accordance with Company policy, for expenses incurred in connection with his attendance at meetings of the Board of Directors and the committees thereof.

    Under the Automatic Option Grant Program of the QRS Corporation 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), as in effect on January 3, 2000, each individual who was serving as a non-employee Board member on that date received an option grant for 15,000 shares, provided such individual had served as a non-employee Board member for at least six months. Accordingly, Ms. Amochaev and Messrs. Brooks, Dougall, Johnson, Saloner, Schlein and Staglin each received an automatic option grant for 15,000 shares of Common Stock on January 3, 2000 in connection with their continued service as non-employee Board members. In addition, each individual who was serving as the Chairperson of any Board committee on January 3, 2000 received an additional option grant under the Automatic Option Grant Program for another 15,000 shares of Common Stock. Accordingly, Messrs. Brooks, Saloner, Staglin and Johnson each received a second option grant for an additional 15,000 shares of Common Stock on that date in connection with their respective service as Chairpersons of the Audit, Compensation, Executive and Nominations Committees. Each such grant has an exercise price of $103.00 per share, the fair market value per share of the Common Stock on the grant date.

    Pursuant to the terms of the Automatic Option Grant Program under the 1993 Plan as in effect on January 2, 2001, each individual who was serving as a non-employee Board member on that date was granted an option to purchase 10,000 shares of Common Stock. Accordingly, Ms. Amochaev and Messrs. Brooks, Cole, Dougall, Johnson, Saloner, Schlein and Staglin each received an automatic option grant for 10,000 shares of Common Stock on January 2, 2001 in connection with their continued service as non-employee Board members. In addition, each individual who was serving as the Chairperson of any Board committee on January 2, 2001 received an additional option grant under the Automatic Option Grant Program for another 10,000 shares of Common Stock. Accordingly,
Messrs. Brooks, Saloner, Staglin and Johnson each received a second option grant for an additional 10,000 shares of Common Stock on that date in connection with their respective service as Chairpersons of the Audit, Compensation, Executive and Nominations Committees. The exercise price of each of these options was $12.75 per share, the fair market value per share of Common Stock on January 2, 2001.

    Each option granted under the Automatic Option Grant Program has a maximum term of ten (10) years, subject to earlier termination following the optionee's cessation of Board service. Each option will become exercisable for 25% of the option shares upon the optionee's completion of six (6) months of Board service measured from the grant date and will become exercisable for the balance of the option shares in a series of thirty-six (36) successive equal monthly installments upon the optionee's completion of each of the next thirty-six
(36) months of continued Board service thereafter.

    Each option under the Automatic Option Grant Program will become immediately exercisable for all the option shares upon (i) certain changes in ownership or control of the Company or (ii) the death or permanent disability of the optionee while serving as a Board member. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each such option may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the tender offer price paid per share of Common Stock over (b) the exercise price payable for such option share.

    The Company entered into a consulting agreement with Mr. Staglin on May 3, 1999. Pursuant to this agreement, Mr. Staglin was required to provide consulting services on merger and acquisition activity to the Company when requested, up to 15 hours per month until December 31, 2000. The Company agreed to pay
Mr. Staglin $3,000 per day plus expenses for these consulting services. Additionally, Mr. Staglin received an option grant for 15,000 shares in connection with his consulting agreement. The grant has an exercise price of $36.667 per share, the fair market value per share of the Common Stock on the grant date, and has a maximum term of ten (10) years, subject to earlier termination following Mr. Staglin's cessation of consulting services. The option is fully vested and immediately exercisable for all the option shares. No payments were made by the Company to Mr. Staglin in respect of his consulting agreement for the fiscal year ended December 31, 2000.

    Mr. Cole received an option grant under the Discretionary Grant Program of the 1993 Plan of 10,000 shares on May 11, 2000. The option has an exercise price of $28.125 per share, the fair market value per share of the Common Stock on the grant date. The option vested for 25% of the option shares upon Mr. Cole's completion of six (6) months of Board service measured from the grant date and the balance of the option shares vests in equal monthly installments over a thirty-six (36) month period.

    Mr. Johnson received an option grant under the Discretionary Grant Program of the 1993 Plan of 50,000 shares on September 27, 2000 for his service as Executive Chairman of the Company. The option has an exercise price of $15.313 per share, the fair market value per share of the Common Stock on the grant date. The option vests in equal monthly installments over a twelve-month period.

                                   MANAGEMENT

    Set forth below is information regarding the executive officers of the Company who are not members of the Board:

NAME                                        AGE                        POSITION
----                                      --------   ---------------------------------------------
Samuel M. Hedgpeth III..................     54      Chief Financial Officer
James Killough..........................     65      Chief Administrative Officer
Brian Marsden...........................     43      Senior Vice President of International
                                                     Operations
Vince Morris............................     44      Senior Vice President of Operations
Sean Salehi.............................     43      Senior Vice President of Global Products and
                                                       Chief Technology Officer
Gopi Sankarasubramani...................     37      Vice President of Architecture and Technology
Mark Self...............................     43      Senior Vice President of Sales
Andrew Sheehan..........................     33      Senior Vice President of Corporate Strategy
                                                     and Business Development
Candy Smith.............................     42      Senior Vice President of Global Services

    MR. HEDGPETH joined the Company in January 2001 as Chief Financial Officer. From June 2000 to November 2000, Mr. Hedgpeth served as Chief Executive Officer and President of Autoweb.com, Inc., a consumer automotive Internet service company. He also served as President and Chief Operating Officer of Autoweb.com from November 1999 to June 2000 and as a director of Autoweb.com from November 1999 until November 2000. He served as Secretary of Autoweb.com from September 1999 to January 2000 and as Vice President, Finance and Administration, Treasurer and Chief Financial Officer from September 1997 to November 1999. From April 1997 to September 1997, Mr. Hedgpeth served as a consultant to various high technology companies, including Excite, Inc. From September 1994 to April 1997, Mr. Hedgpeth was Vice President, Finance and Administration and Chief Financial Officer for Prism Solutions, Inc., a data warehousing software company. From July 1990 to July 1994, Mr. Hedgpeth was Vice President, Finance and Administration of Versant Object Technology Corporation, a computer database company. Mr. Hedgpeth's experience includes responsibility for strategy development, restructuring efforts, and general administrative and operational functions.

    MR. KILLOUGH became Chief Administrative Officer of the Company in
January 2001, having been a consultant to management during the preceding
12 months. From August 1998 to January 2000, he served as the Chairman of Image Info Inc., a provider of software and digital photography to the retail supply chain, until its acquisition by the Company. Since January 1987, Mr. Killough has been the principal owner of Hunting & Killough, a privately-held firm providing advice to management on organizational performance for healthcare and technology services companies. Mr. Killough currently serves as Chairman of RunTime Technologies, a privately-held provider of web site management tools.

    MR. MARSDEN has served as Senior Vice President of International Operations of the Company since November 2000. From March 2000 through October 2000, he served as Vice President and General Manager of the Company's European/Middle East/Asia division. From November 1998 to February 2000, Mr. Marsden headed the worldwide sales and marketing organization for RockPort Trade Systems, Inc., a sourcing software company, before it was acquired by the Company in March 2000. From 1991 to October 1998, Mr. Marsden held senior management and executive positions to develop strategy and to build the international organizations at Manugistics UK Ltd., a software supply and consultancy company, where he served as Director of the Strategic Business Unit, and at Infinium Software Ltd. (formally Software 2000
(UK) Ltd.), a software supply and consultancy company where he served as the Managing Director of European Operation.

    MR. MORRIS has served as Senior Vice President of Operations of the Company since September 2000. From October 1999 through August 2000, Mr. Morris served as Vice President of Customer Enabling and Support and from June 1999 to October 1999 he served as Director of Sales Administration of the Company. From 1986 to 1999, Mr. Morris held a variety of positions in operations, sales and marketing, including global director of marketing for the TE&I division, at Raychem Corp. ("Raychem"), a company focused on providing technology solutions for the telecommunications, OEM and industrial markets. From April 1991 to November 1993, Mr. Morris was stationed in Belgium where he managed Raychem's European sales and marketing units.

    MR. SALEHI has served as Chief Technology Officer of the Company since September 2000 and as Senior Vice President of Global Products since March 2001. From July 1997 to August 2000, Mr. Salehi served as Senior Vice President and Chief Information Officer of Fair Isaac and Company, Inc., a software company, from August 1995 to July 1997, Mr. Salehi served as Vice President and Chief Information Officer of Cypress Semiconductor Corporation, a semiconductor design and manufacturer company, and from November 1991 to July 1995, Mr. Salehi served as Chief Information Officer of MagneTek, Inc., a manufacturer of digital power supplies, power systems and industrial controls where he obtained technology experience in manufacturing, distribution, supply chain management and execution, e-commerce and enterprise resource planning. From 1983 to 1991, Mr. Salehi also held various consulting positions for Hewlett-Packard Company where he advised Fortune 500 companies on information technology strategies.

    MR. SANKARASUBRAMANI has served as Vice President of Architecture and Technology of the Company since February 2001. From August 1999 to
February 2001, Mr. Sankarasubramani was Vice President of Technology at Tradeweave, Inc., a subsidiary of the Company prior to its merger into the Company in February 2001. From 1997 to 1999, Mr. Sankarasubramani was Vice President of Architecture and Technology of the Company and from 1992 to 1997 held various positions in the research and development department of the Company. From 1986 to 1992, Mr. Sankarasubramani worked as a senior consultant for Tata Consultancy Services, an Asian software and services company, and provided information technology consulting services to various companies, including Scottish Equitable PLC., a pensions and life assurance products company, Continental Data Center, the information technology arm of Continental Insurance Company of UK, International Business Machines Corporation ("IBM") and Gap, Inc., an international apparel company, at locations in the United Kingdom, Asia and the United States. From 1985 to 1986, Mr. Sankarasubramani was a systems analyst at Best & Crompton Engg. PLC, a heavy engineering, manufacturing and services company.

    MR. SELF joined the Company in January 2000 as Senior Vice President of Sales and Marketing. Mr. Self currently serves as Senior Vice President of Sales for the Company. From October 1998 to November 1999, Mr. Self was Vice President of Sales and Marketing for KVLABS, Inc., a software company, where he was responsible for sales execution and marketing strategy. From October 1997 to October 1998, Mr. Self served as Senior Segment Manager for IBM's worldwide distribution unit, where he was responsible for worldwide marketing and sales in the small and medium business sector. From 1995 to 1997, Mr. Self worked at IBM in London where he undertook sales and marketing responsibilities for a European business unit.

    MR. SHEEHAN has served as Senior Vice President of Corporate Strategy and Business Development of the Company since February 2001. From August 1999 to February 2001, Mr. Sheehan served as Vice President of Marketing for Tradeweave, Inc., a subsidiary of the Company, and became its General Manager and a director in September 2000. From October 1998 to August 1999, Mr. Sheehan served as head of product marketing at Nonstop Solutions, Inc., a retail demand-chain optimization solutions provider, where he gained systems and process knowledge within the consumer package goods, mass merchandising and pharmaceutical industries.

    MS. SMITH has served as Senior Vice President of Global Services of the Company since March 2001. From August 2000 to February 2001, Ms. Smith served as Senior Vice President of eCommerce Services for the Company. From March 1999 to February 2000, Ms. Smith served as Senior Vice President of Services for Allenbrook, a software division of AMS Holding Group, where she was responsible for the Professional Services Consulting Team and training for Allenbrook. From February 1998 to March 1999, Ms. Smith served as Senior Global Manager of SAP AG America, a computer software and services company, where she was responsible for alliance partnerships, client relations and sales. From 1995 to 1997, Ms. Smith served as the Chief Information Officer of General Electric Company's ("General Electric") GE Capital Information Technology Solutions Group where she was responsible for management of internal and external computer systems and services. From 1985 to 1997, Ms. Smith also gained experience at General Electric in general management, services management and technology.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company and its subsidiaries for the 2000, 1999 and 1998 fiscal years by the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers whose salary and bonus for the 2000 fiscal year was in excess of $100,000. In addition, Shawn M. O'Connor is also included in the table because he would have been among the four most highly compensated individuals of the Company on the last day of the 2000 fiscal year had he not resigned as an executive officer of the Company prior to the close of fiscal year 2000. All the individuals named in such table will be hereafter referred to as the "Named Executive Officers." No other executive officers of the Company who would have otherwise been included in the table on the basis of their salary and bonus for fiscal year 2000 has been excluded because of his or her termination of employment or change in executive status for fiscal year 2000.

                           SUMMARY COMPENSATION TABLE

                                                                     ANNUAL                   LONG-TERM
                                                                  COMPENSATION           COMPENSATION AWARDS
                                                             -----------------------         SECURITIES             ALL OTHER
NAME AND PRINCIPAL POSITION                         YEAR     SALARY(1)      BONUS       UNDERLYING OPTIONS(#)    COMPENSATION(2)
---------------------------                       --------   ---------   -----------    ---------------------    ----------------
John S. Simon...................................    2000     $285,833             --            40,000(3)            $ 11,735
  Chief Executive                                   1999     $238,333    $   148,000            80,000(4)            $  9,955
  Officer and Director                              1998     $220,825    $   213,811            60,000                  8,186

Vince Morris(5).................................    2000     $182,493    $    25,000            30,000(3)            $  5,250
  Senior Vice President,                            1999     $ 83,761    $    23,800            15,000(3)            $  2,125
  Operations                                        1998           --             --                --                     --

Allison Nelson(6)...............................    2000     $201,042    $    25,000            40,000(3)            $  5,250
  Former Senior Vice President, Global              1999     $177,917    $    46,200            20,000(3)            $  5,000
  Services and Business Development                 1998       77,693    $    50,000            37,500               $  3,750

Shawn M. O'Connor(7)............................    2000     $177,500             --            35,000(11)           $468,136
  Former President and Chief                        1999     $222,019    $   134,200            50,000               $  9,119
  Operating Officer                                 1998     $210,925    $   202,760            60,000               $  9,119

Mark Self(8)....................................    2000     $215,910             --            90,000(3)            $  5,250
  Senior Vice President, Sales                      1999           --             --                --                     --
                                                    1998           --             --                --                     --

Susan Welch(9)..................................    2000     $170,202    $    84,292(10)         20,000(3)           $  2,665
  Former Senior Vice President,                     1999           --             --                --                     --
  Application Services                              1998           --             --                --                     --

------------------------------

(1) Includes salary deferred under the Company's 401(k) Plan and Non Qualified Deferred Compensation Plan.

(2) The indicated amount for each Named Executive Officer is comprised of
    (i) Company contributions made to the Company's 401(k) and Non Qualified Deferred Compensation ("NQDC") Plans which match the salary deferral contributions made by such officer to such plans, (ii) long-term disability insurance premiums paid by the Company on behalf of such officer,
    (iii) life insurance premiums paid by the Company on behalf of such officer,
    (iv) reimbursed moving expenses, (v) severance and (vi) consulting fees. See the table below for the dollar amount of each such item.

(3) Each of these options was surrendered to the Company on January 3, 2001 in return for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. See Compensation Committee Report on Restricted Share Award Program for more information.

(4) Mr. Simon surrendered his option for 50,000 shares subject to this grant on January 3, 2001 in return for a restricted share award. The remaining 30,000 shares subject to this grant were to become exercisable in two 15,000 share grants based on certain performance goals. The first 15,000 share grant was cancelled based on 2000 performance and the second grant of 15,000 has been exchanged by Mr. Simon for a restricted share award.

(5) Mr. Morris joined the Company in June 1999. His annualized salary was $170,000 for the 1999 fiscal year.

(6) Ms. Nelson joined the Company in March 1998 and resigned on March 9, 2001. Her annualized salary was $100,000 for the 1998 fiscal year. Pursuant to the terms of a Settlement Agreement and Release, dated March 9, 2001, between the Company and Ms. Nelson, Ms. Nelson will receive $25,000 per month in salary continuation payments for a period of six months.

(7) Mr. O'Connor joined the Company in February 1995 and resigned on September 6, 2000. His annualized salary was $270,000 for the 2000 fiscal year. Pursuant to the terms of a Settlement Agreement and Release, dated October 20, 2000, between the Company and Mr. O'Connor, Mr. O'Connor will receive $22,500 per month in salary continuation payments for a period of thirteen months and a lump sum of $162,000, which will be paid to Mr. O'Connor on September 30, 2001.

(8) Mr. Self joined the Company in January 2000. His annualized salary was $220,000 for the 2000 fiscal year.

(9) Ms. Welch joined the Company in March 2000 and resigned on February 12, 2001. Her annualized salary was $215,000 for the 2000 fiscal year. Pursuant to the terms of the Settlement Agreement and Release between the Company and Ms. Welch, dated February 12, 2001, Ms. Welch will receive $26,250 per month in salary continuation payments for a period of twelve months.

(10) Pursuant to Ms. Welch's employment agreement in effect for fiscal year 2000, this bonus was guaranteed.

(11) 24,062 of these options were forfeited upon Mr. O'Connor's resignation from the Company in September 2000.

                             ALL OTHER COMPENSATION

                                                    MATCHING 401(K)
                                                       AND NQDC       DISABILITY     LIFE          REIMBURSED
                                                         PLAN         INSURANCE    INSURANCE         MOVING
NAME                                       YEAR      CONTRIBUTION      PREMIUM      PREMIUM         EXPENSES        SEVERANCE
----                                     --------   ---------------   ----------   ---------   ------------------   ----------
John S. Simon..........................    2000         $5,250          $5,141      $1,344                   --             --
  Chief Executive Officer and              1999         $5,000          $1,963      $2,992                   --             --
  Director                                 1998         $5,000          $1,963      $1,223                   --             --

Vince Morris...........................    2000         $5,250              --          --                   --             --
  Senior Vice President,                   1999         $2,125              --          --                   --             --
  Operations                               1998             --              --          --                   --             --

Allison Nelson.........................    2000         $5,250              --          --                   --             --(1)
  Former Senior Vice President,            1999         $5,000              --          --                   --             --
  Global Services and Business             1998         $3,750              --          --                   --             --
  Development

Shawn M. O'Connor......................    2000         $5,250          $6,196      $2,190                   --     $  454,500(2)
  Former President and Chief               1999         $5,000          $1,929      $2,190                   --             --
  Operating Officer                        1998         $5,000          $1,929      $2,190                   --             --

Mark Self..............................    2000         $5,250              --          --                   --             --
  Senior Vice President,                   1999             --              --          --                   --             --
  Sales                                    1998             --              --          --                   --             --

Susan Welch............................    2000         $2,665              --          --                   --             --(3)
  Former Senior Vice President,            1999             --              --          --                   --             --
  Application Services                     1998             --              --          --                   --             --


                                             CONSULTING
NAME                                            FEES
----                                     ------------------
John S. Simon..........................                  --
  Chief Executive Officer and                            --
  Director                                               --
Vince Morris...........................                  --
  Senior Vice President,                                 --
  Operations                                             --
Allison Nelson.........................                  --
  Former Senior Vice President,                          --
  Global Services and Business                           --
  Development
Shawn M. O'Connor......................                  --
  Former President and Chief                             --
  Operating Officer                                      --
Mark Self..............................                  --
  Senior Vice President,                                 --
  Sales                                                  --
Susan Welch............................                  --
  Former Senior Vice President,                          --
  Application Services                                   --

------------------------------

(1) Pursuant to the terms of a Settlement Agreement and Release, dated March 9, 2001, between the Company and Ms. Nelson, Ms. Nelson will receive $25,000 per month in salary continuation payments for a period of six months.

(2) Pursuant to the terms of a Settlement Agreement and Release, dated October 20, 2000, between the Company and Mr. O'Connor, Mr. O'Connor will receive $22,500 per month in salary continuation payments for a period of thirteen months and a lump sum of $162,000, which will be paid to Mr. O'Connor on September 30, 2001.

(3) Pursuant to the terms of the Settlement Agreement and Release between the Company and Ms. Welch, dated February 12, 2001, Ms. Welch will receive $26,250 per month in salary continuation payments for a period of twelve months.

STOCK OPTIONS

    The following table sets forth information concerning the stock options granted during the 2000 fiscal year to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE VALUE AT
                              ---------------------------------------------------------------               ASSUMED
                               NUMBER OF     PERCENT OF TOTAL                                     ANNUAL RATES OF STOCK PRICE
                               SECURITIES        OPTIONS                                            APPRECIATION FOR OPTION
                               UNDERLYING       GRANTED TO                                                  TERM(3)
                                OPTIONS        EMPLOYEES IN     EXERCISE OR BASE   EXPIRATION   --------------------------------
            NAME               GRANTED(#)     FISCAL YEAR(1)        PRICE(2)          DATE            5%               10%
            ----              ------------   ----------------   ----------------   ----------   ---------------   --------------
John S. Simon...............  40,000(4)(5)         3.15%            $29.625         06/08/10      $  745,240        $1,888,585

Vince Morris................  20,000(4)(5)         1.58%            $29.625         06/08/10      $  372,935        $  945,089
                              10,000(4)(5)         0.79%            $13.438         10/18/10      $   84,511        $  214,167

Allison Nelson..............  20,000(4)(5)         1.58%            $83.00          03/24/10      $1,043,965        $2,645,612
                              20,000(4)(5)         1.58%            $29.625         06/08/10      $  372,620        $  944,292

Shawn M. O'Connor...........  35,000(6)            2.76%            $29.625         06/09/10      $  652,085        $1,652,518

Mark Self...................  50,000(4)(5)         3.94%            $85.4375        02/22/10      $2,686,559        $6,808,269
                              40,000(4)(5)         3.15%            $29.625         06/09/10      $  745,240        $1,888,585

Susan Welch.................  10,000(4)(5)         0.78%            $54.875         04/03/10      $  345,106        $  874,566
                              10,000(4)(5)         0.78%            $29.625         06/09/10      $  183,310        $  472,146

------------------------------

(1) The Company granted options to purchase 1,268,338 shares of Common Stock during the 2000 fiscal year. Options for 897,500 of those shares were granted under the 1993 Plan and options for 370,838 shares were granted under the 1997 Non-Officer Plan. All grants to the Named Executive Officers were made under the 1993 Plan. The Plan Administrator may grant two types of stock appreciation rights in connection with option grants made under such plan: tandem stock appreciation rights which provide the holders with the right to surrender their options for an appreciation distribution from the Company, payable in cash or Common Stock, equal in amount to the excess of
    (a) the fair market value of the shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares, and limited stock appreciation rights which allow the holders to surrender their options to the Company, upon the successful completion of a hostile tender offer for more than 50% of the outstanding Common Stock, for a cash distribution in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share of Common Stock over
    (b) the exercise price payable for such share. No stock appreciation rights were granted to the Named Executive Officers during the 2000 fiscal year.

(2) The exercise price may be paid in cash, in shares of the Common Stock valued at fair market value on the exercise date or through a procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and state income or employment withholding taxes to which the optionee may become subject in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such withholding tax liability.

(3) There is no assurance that the actual stock price appreciation over the 10-year option term will be at the five percent and ten percent assumed annual rates of compounded stock price appreciation or at any other level. Unless the market price of the Common Stock does, in fact, appreciate over the option term, no value will be realized from the option grants.

(4) Each of these options was surrendered on January 3, 2001 in return for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. See Compensation Committee Report on Restricted Share Award Program for more information.

(5) Each option was structured so that the option would have become exercisable for 25% of the option shares upon the optionee's completion of one year of service measured from the grant date and would have become exercisable for the balance of the option shares in a series of thirty-six monthly installments upon the optionee's completion of the next thirty-six months of service. The shares subject to such option would have vested immediately in the event the Company were acquired by a merger or asset sale, unless the option were assumed by the acquiring entity. The Plan Administrator had the discretionary authority to provide for accelerated vesting of the option shares upon (i) the occurrence of such acquisition, whether or not the option was assumed, (ii) the termination of the optionee's employment within a specified period following such acquisition, if the option did not otherwise accelerate at the time of the acquisition, (iii) a change in ownership of more that 50% of the Company's outstanding voting stock, (iv) a change in the majority of the Board effected through one or more proxy contests, or (v) the subsequent termination of the optionee's employment within a specified period following such a change in ownership or majority of the Board. The option grant made to Mr. Simon for the 2000 fiscal year would have automatically accelerated upon an acquisition or change of control of the Company, except to the extent such acceleration would result in an express parachute payment under federal law. The option grants made to Ms. Nelson and Ms. Welch and to Messrs. Morris and Self for the 2000 fiscal year would have automatically accelerated upon an acquisition or other change in control of the Company, unless the options were assumed by the acquiring entity. To the extent their options would not have accelerated at the time of the acquisition or other change in control, acceleration would have occurred 12 months following such acquisition or change in control.

(6) 24,062 of these options were forfeited upon Mr. O'Connor's resignation from the Company in September 2000.

STOCK OPTION EXERCISES AND HOLDINGS

    The following table sets forth certain information with respect to the Named Executive Officers concerning the exercise of options during the 2000 fiscal year and unexercised options held by the Named Executive Officers at the end of the 2000 fiscal year. No Named Executive Officers exercised SARs during the 2000 fiscal year, and there were no SARs held by such individuals at the end of the 2000 fiscal year.

                                                                                                        VALUE OF UNEXERCISED
                                                                       NUMBER OF SECURITIES                 IN-THE-MONEY
                                                                      UNDERLYING UNEXERCISED         OPTIONS AT FISCAL YEAR-END
                                                                    OPTIONS AT FISCAL YEAR-END      (MARKET PRICE OF SHARES LESS
                                                                        (NUMBER OF SHARES)             EXERCISE PRICE)(1)(2)
                            SHARES ACQUIRED                       ------------------------------   ------------------------------
NAME                        ON EXERCISE(#)    VALUE REALIZED(3)   EXERCISABLE      UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE(4)
----                        ---------------   -----------------   -----------      -------------   -----------   ----------------
John S. Simon.............      15,000            $905,251          229,332           151,669(5)     $8,719                --

Vince Morris..............          --                  --            4,686            40,314(7)         --                --

Allison Nelson............       3,000            $154,179           23,145            71,355(6)         --                --

Shawn M. O'Connor.........      15,000            $807,188          255,788                --        $6,022                --

Mark Self.................          --                  --               --            90,000(7)         --                --

Susan Welch...............          --                  --               --            20,000(7)         --                --

------------------------------

(1) "In-the-money" options are options whose exercise price was less than the market price of the Common Stock on December 29, 2000, the last business day of the 2000 fiscal year.

(2) Based upon the market price of $12.8125 per share, which was the closing price per share of the Common Stock as quoted on the Nasdaq National Market on December 29, 2000.

(3) Equal to the excess of (i) the market price of the purchased share on the date the option was exercised for those shares over (ii) the exercise price paid for the shares.

(4) All unexercisable options were out-of-the-money at fiscal year end.

(5) 90,416 of these options were surrendered on January 3, 2001 in return for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. See Compensation Committee Report on Restricted Share Award Program for more information. 15,000 of these options were cancelled because of failure to meet the performance goals specified.

(6) 54,423 of these options were surrendered on January 3, 2001 in return for a restricted share award at an exchange ratio of three option shares for every one share of common stock subject to the restricted share award. See Compensation Committee Report on Restricted Share Award Program for more information.

(7) Each of these options was surrendered on January 3, 2001 in return for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. See Compensation Committee Report on Restricted Share Award Program for more information.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE-IN-CONTROL AGREEMENTS

    On April 2, 2001, the Company entered into an employment agreement with John
S. Simon, the Chief Executive Officer of the Company and a member of the Board of Directors. Under the terms of the agreement, the Company agreed to pay
Mr. Simon a base salary of $290,000 for the 2001 fiscal year and additional incentive compensation of up to $217,000 for such fiscal year based upon the achievement of specified individual and Company performance targets. Should the Company terminate Mr. Simon's employment other than for cause, he will be entitled to the continuation of his total targeted annual compensation (base salary and bonus) and benefits for a period of 12 months and his stock options and restricted shares will become fully vested. If a change of control of the Company occurs and Mr. Simon's employment is subsequently terminated other than for cause or he resigns in connection with a reduction in his salary or target bonus by 15% or more, a reduction in his responsibilities or a relocation of his principal place of employment by more than 50 miles, then he will be entitled to the continuation of his targeted annual compensation and benefits for a period of 12 months following such termination or resignation at the level in effect at the time of such termination or resignation or (if greater) at the time of the change in control. To the extent any stock options or restricted shares held by Mr. Simon at the time of the change in control are not assumed or otherwise continued in effect by the successor entity, those options and restricted shares will vest and accelerate in full at the time of such change in control. However, any options or restricted shares granted to Mr. Simon after December 23, 1997 will immediately vest upon a change in control of the Company, whether or not assumed or continued in effect, except to the extent such acceleration would result in an excess parachute payment under the federal tax laws. To the extent any of Mr. Simon's options or restricted shares do not accelerate at the time of the change in control because of such limitation, full and immediate acceleration of those post-December 23, 1997 options and restricted shares will occur in the event his employment terminates within 24 months following such change in control.

    On October 30, 2000, the Company entered into an agreement with Mr. Simon pursuant to which the Company agreed to pay Mr. Simon up to $100,000 subject to the achievement of certain specified short-term corporate goals through March 31, 2001.

    On February 1, 2001, the Company entered into an employment agreement with Mark Self, Senior Vice President of Sales. Under the terms of the agreement, the Company agreed to pay Mr. Self a base salary of $220,000 for the 2001 fiscal year and additional incentive compensation of up to $110,000 for such fiscal year based upon the achievement of specified individual and Company performance targets.

    On February 1, 2001, the Company entered into an employment agreement with Vince Morris, Senior Vice President of Support and Operations. Under the terms of the agreement, the Company agreed to pay Mr. Morris a base salary of $200,000 for the 2001 fiscal year and additional incentive compensation of up to $100,000 for such fiscal year based upon the achievement of specified individual and Company performance targets.

    Pursuant to their respective employment agreements, should the Company terminate Mr. Self or Mr. Morris' employment other than for cause, they will be entitled to the continuation of their total targeted annual compensation (base salary and bonus) and benefits for a period of 12 months. If there occurs a corporate transaction or change of control of the Company and their employment is subsequently terminated other than for cause or they resign in connection with a reduction in their salary or target bonus by 15% or more, a reduction in their responsibilities or a relocation of their principal place of employment by more than 50 miles, then they will be entitled to the continuation of their targeted annual compensation and benefits for a period of 12 months following such termination or resignation at the level in effect at the time of such termination or resignation or (if greater) at the time of the corporate transaction or change in control and their stock options and restricted shares will become fully vested. Alternatively, if there occurs a change of control and, within the succeeding 12 months of such change in control, either of their respective employment is terminated without cause or they resign by reason of a reduction in their salary of 15% or more, or a reduction in their duties, then they will be paid their respective base compensation and benefits for a period of 12 months, and their option grants will accelerate and vest in full. In addition, should there occur a change of control prior to the full vesting of their respective option grants and they continue in the employ of the successor company for a period of 12 months, then their respective options will accelerate and vest upon the completion of that 12 month period of employment following the change of control.

    In October 2000, the Company entered into a Settlement Agreement and Release with Shawn M. O'Connor. Under the terms of the agreement, Mr. O'Connor will receive $22,500 per month plus his existing benefits from September 5, 2000 until September 30, 2001. In addition, Mr. O'Connor will receive his annual target incentive compensation in the amount of $162,000 on September 30, 2001. Finally, 73,965 of Mr. O'Connor's unvested options became fully vested as of September 5, 2000. Mr. O'Connor had previously vested in 181,823 of his options. All of his accelerated options and previously vested options shall remain exercisable until January 31, 2002. Mr. O'Connor did not participate in the restricted share award program.

    On February 12, 2001, the Company entered into a Settlement Agreement and Release with Susan Welch. Under the terms of the agreement, Ms. Welch will receive $26,250 per month for a period of twelve months. In addition, 1,111 of the 6,666 restricted shares awarded to Ms. Welch on January 3, 2001 will be issued on April 30, 2001. All other restricted share awards granted to Ms. Welch have been forfeited. If there is a change in ownership or control of the Company, amounts due under the Settlement Agreement shall accelerate and become payable in full on the date of change in ownership or control. On February 12, 2001, the Company also entered into a Consulting Agreement with Ms. Welch. Under the terms of the agreement, Ms. Welch has agreed to perform certain services to the Company on an as requested basis at a rate of $2,000 per day. Ms. Welch has agreed further to provide such services for at least thirty days during the twelve month period following the date of the agreement. If at the end of such twelve month period, Ms. Welch has not been paid for at least thirty days of services to the Company, the Company has agreed to pay her an amount equal to $60,000 less any amounts the Company has already paid under the consulting agreement.

    On March 9, 2001, the Company entered into a Settlement Agreement and Release with Allison Nelson. Under the terms of the agreement, Ms. Nelson will receive $25,000 per month for a period of six months. In addition, the agreement provides that 34,500 shares subject to stock options and 20,000 restricted share awards will vest monthly in equal installments until September 9, 2001, subject to the terms set forth in the agreement. All vested options shall remain exercisable until March 9, 2002. If there is a change in control of the Company during the six month term of the agreement, all unvested shares shall accelerate and become fully vested and exercisable and Ms. Nelson will be entitled to an additional six months of pay at $25,000 per month. On March 9, 2001, the Company also entered into a

Consulting Agreement with Ms. Nelson. Under the terms of the agreement, Ms. Nelson has agreed to perform certain services for the Company on an as requested basis at a rate of $2,000 per day. The term of the agreement is six months from the effective date, unless terminated earlier pursuant to the provisions of the agreement.

    The Compensation Committee of the Board of Directors has the authority as Plan Administrator of the 1993 Plan to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers, whether granted under that plan or any predecessor plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following
(i) an acquisition of the Company by merger or asset sale, (ii) a change in ownership of more than 50% of the outstanding Common Stock or (iii) a change in the majority of the Board as a result of one or more contested elections for Board membership. The Compensation Committee also has the authority under the 1993 Plan to accelerate the vesting of outstanding options immediately upon such acquisition or change in ownership or majority of the Board.

        COMPENSATION COMMITTEE REPORT ON RESTRICTED SHARE AWARD PROGRAM

    RESTRICTED SHARE AWARD PROGRAM. On December 19, 2000, the Compensation Committee approved the implementation of a restricted share award program pursuant to the stock issuance provisions of the 1993 Plan. Each officer (from Vice President level and up) was given the opportunity under the program to surrender his or her outstanding options under the 1993 Plan with exercise prices in excess of $15.00 per share in return for restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. When the restricted share awards were made under the program on January 3, 2001, the fair market value of Common Stock was $13.6875 per share. The executive officers surrendered options covering a total of 320,000 shares of Common Stock with a weighted average exercise price of $52.42 per share in return for an aggregate of 106,666 shares of Common Stock subject to their restricted share awards. The shares subject to each such award will be issued in a series of six successive equal semi-annual installments upon the individual's completion of each successive six months of continued employment with the Company, with the first such semi-annual vesting to occur on April 30, 2001. The shares may be issued on an accelerated basis should the Company become subject to certain changes in control or ownership based on the terms of the employment agreement between each holder of restricted shares and the Company. The shares will be fully-vested upon issuance and will be charged against the share reserve under the 1993 Plan.

    The Compensation Committee believed that this program was necessary because equity incentives constitute a significant component of the total compensation package of each of the Company's executive officers and key employees and play a substantial role in the Company's ability to retain the services of these individuals essential to the Company's long-term financial success. The Compensation Committee felt that the Company's ability to retain these individuals would be significantly impaired, unless their out-of-the-money options were replaced with valuable equity incentives in the form of restricted stock awards for which they paid no cash consideration but which they would forfeit were they to leave the Company's employ prior to vesting in their awards. Accordingly, in order for the restricted share awards to serve their primary purpose of assuring the continued service of each participant in the program, a new three-year installment vesting schedule was imposed on those awards. As a result, each participant will only have the opportunity to earn the shares subject to his or her award if he or she remains in the Company's employ through each semi-annual vesting date. To the extent the award is not vested at the time of the participant's termination of employment, the award will be forfeited, and no shares will be issued with respect to that forfeited portion.

    As a result of the vesting schedules imposed on the restricted share awards, the Compensation Committee believes that the program strikes an appropriate balance between the interests of the Company's executive officers and other key employees and those of the Company's stockholders. The restricted share awards provide a valuable retention incentive to the executive officers and key employees critical to the Company's financial performance. However, those individuals will not receive the shares subject to those awards unless they in fact remain in the Company's employ and earn those shares through their continued services.

TEN-YEAR HISTORICAL INFORMATION REGARDING REPRICING, REPLACEMENT OR CANCELLATION
  AND REGRANT OF OPTIONS

    The following sets forth certain information concerning the repricing, replacement or cancellation and regrant of options or other equity securities which has occurred over the last ten fiscal years with respect to options held by executive officers of the Company. Except for the January 2001 exchange of options for restricted share awards, there have been no such repricing, replacement or cancellation of options in connection with any option regrant or repricing programs:

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                                                     LENGTH OF
                                                  NUMBER OF                                                       ORIGINAL OPTION
                                                  SECURITIES                                                           TERM
                                                  UNDERLYING                                                       REMAINING AT
                                                 OPTIONS/SARS                                                         DATE OF
                                                   REPRICED          MARKET                                          REPRICING
                                                 PURSUANT TO         PRICE                          NUMBER OF       PURSUANT TO
                                               RESTRICTED SHARE   OF STOCK AT    EXERCISE PRICE    RESTRICTED       RESTRICTED
                                                    AWARDS          TIME OF        AT TIME OF     SHARE AWARDS      SHARE AWARD
NAME/TITLE                            DATE           (#)          REPRICING($)    REPRICING($)     RECEIVED(1)      (IN YEARS)
----------                          --------   ----------------   ------------   --------------   -------------   ---------------
Brian Marsden ....................  01/03/01        15,000          $13.688         $ 54.875             5,000          9.3
  Senior Vice President and         01/03/01        10,000          $13.688          $29.625             3,333          9.5
  General Manager, International

Vince Morris .....................  01/03/01         5,000          $13.688         $ 54.125             1,667          9.6
  Senior Vice President,            01/03/01        10,000          $13.688         $63.5625             3,333          8.9
  Operations                        01/03/01        20,000          $13.688          $29.625             6,667          9.5
                                    01/03/01        10,000          $13.688          $13.438             3,333          9.9

Allison Nelson(2) ................  01/03/01        20,000          $13.688         $63.5625             6,666          8.9
  Former Senior Vice President,     01/03/01        20,000          $13.688           $83.00             6,667          9.2
  Global Services and Business      01/03/01        20,000          $13.688          $29.625             6,667          9.5
  Development

Sean Salehi ......................  01/03/01        50,000          $13.688         $ 15.563            16,667          9.8
  Senior Vice President, Global
  Products and Chief Technology
  Officer

Mark Self ........................  01/03/01        50,000          $13.688         $85.4375            16,667          9.1
  Senior Vice President, Sales      01/03/01        40,000          $13.688          $29.625            13,333          9.5

John S. Simon ....................  01/03/01        50,000          $13.688         $63.5625            16,667          8.9
  Chief Executive Officer           01/03/01        15,000          $13.688         $63.5625             5,000          8.9
                                    01/03/01        40,000          $13.688          $29.625            13,333          9.5

Candy Smith ......................  01/03/01        50,000          $13.688         $ 15.563            16,667          9.8
  Senior Vice President, Global
  Services

Susan Welch(3) ...................  01/03/01        10,000          $13.688         $ 54.875             3,333          9.3
  Former Senior Vice President,     01/03/01        10,000          $13.688          $29.625             3,333          9.5
  Application Services

------------------------------

    (1) Each option was exchanged for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. The shares subject to each such award will be issued in a series of six successive equal semi-annual installments upon the individual's completion of each successive six months of continued employment with the Company, with the first such semi-annual vesting to occur on April 30, 2001.

    (2) Ms. Nelson terminated employment with the Company in March 2001. The restricted share award held by Ms. Nelson will vest and the 20,000 shares of Common Stock will be issued in monthly installments through September 9, 2001 pursuant to Ms. Nelson's Settlement Agreement and Release.

    (3) Ms. Welch terminated employment with the Company in February 2001. The restricted share award covering 5,555 shares was forfeited pursuant to Ms. Welch's Settlement Agreement and Release and 1,111 shares of Common Stock will be issued on April 3, 2001.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors (the "Committee") is currently comprised of three non-employee Board members, Garth Saloner (Chairman), Philip Schlein and David A. Cole.

    The Committee administers the Company's compensation policies and programs. The Committee has responsibility for executive compensation matters, including setting the base salaries of the Company's executive officers, approving individual bonuses and bonus programs for executive officers, administering certain employee benefit programs, and granting options under the 1993 Plan to executive officers of the Company. The following is a summary of policies of the Committee that affect the compensation paid to the Company's executive officers, as reflected in the tables and text set forth elsewhere in this proxy statement.

    GENERAL COMPENSATION POLICY. The overall policy of the Committee is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the primary objectives is to have a substantial portion of each executive officer's compensation contingent upon the Company's financial success as well as upon such executive officer's own level of performance. Each executive officer's compensation package is generally comprised of three elements: (i) base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of his or her performance and the financial performance of the Company, (ii) incentive performance awards payable in cash and tied to the achievement of specified performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. Generally, as an executive officer's level of responsibility increases, a greater portion of that individual's total compensation will be dependent upon Company performance and stock price appreciation rather than base salary.

    FACTORS. The principal factors considered in establishing the components of each executive officer's compensation package for the 2000 fiscal year are summarized below. The Committee may, in its discretion, apply entirely different factors, such as different measures of financial performance, for future fiscal years.

        BASE SALARY. In setting the base salary for each executive officer, the Committee considers executive compensation data compiled from surveys of computer services companies. These surveys are performed and compiled by various independent consulting firms and are conducted on local as well as national bases. In selecting companies from the surveys for comparative compensation purposes, the Committee considers a number of factors, such as their size and organizational complexity, the nature of their businesses, the regions in which they operate, the structure of their compensation programs (including the extent to which they rely on bonuses and other contingent forms of compensation) and the availability of compensation information. Because of the nature of this selection process, there is no substantial correlation between the 27 companies chosen for comparative compensation purposes and those companies included in the indices used to compare stockholder return in the Stock Performance Chart which appears elsewhere in this proxy statement.

    Using the survey data for the selected companies as a starting point, the Committee evaluates each executive's level of performance as compared to the performance of other officers within the Company to determine the executive's base salary. Adjustments to each officer's base salary are considered annually and are determined based upon: (i) changes in the level of base salaries of comparable positions in the market, as determined on the basis of the survey data, (ii) personal performance in the past fiscal year and
(iii) the overall performance of the Company. For the 2000 fiscal year, the base salaries of the Company's executive officers ranged from the 25th to 90th percentile of the salary levels in effect for comparable positions at the surveyed companies

        INCENTIVE COMPENSATION. For the 2000 fiscal year, a bonus program was established under which each executive officer could earn a bonus on the basis of the Company's attainment of pre-established revenue, and net operating profit targets and that person's success in achieving the individual performance goals predetermined for him. The potential bonus amount was determined by each individual's base salary and job level, and the actual bonus paid varied with the degree to which the performance factors described above were attained. The amounts paid to each executive officer under the program ranged from a high of $30,000 to a low of $0 for the 2000 fiscal year.

        LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. From time to time, the Committee approves stock option grants for the Company's executive officers under the 1993 Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option generally becomes exercisable in a series of installments over the officer's continued employment with the Company. Accordingly, the option provides a return to the executive officer only if the market price of the shares appreciates over the option term and the officer continues in the Company's employ. The size of the option grant to each executive officer is designed to create a meaningful opportunity for stock ownership and is based upon the executive officer's current position with the Company, internal comparability with option grants made to other Company executives, the executive officer's current level of performance and the executive officer's potential for future responsibility and promotion over the option term. The Committee also takes into account the number of vested and unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

    CEO COMPENSATION.

    Pursuant to his employment contract with the Company, John S. Simon, the Company's Chief Executive Officer, was paid a base salary of $290,000 for fiscal 2000. This base salary was approximately at the 50th percentile of the base salary levels of other chief executive officers at the surveyed companies. Pursuant to his employment contract, Mr. Simon's annualized target bonus was set at $217,500. The target bonus was to be based upon Mr. Simon's individual performance for the 2000 fiscal year and the Company's attainment of certain performance milestones tied to revenue growth, operating profit and new product introduction. Because these milestones were not met, Mr. Simon did not earn an incentive bonus for the 2000 fiscal year.

    On June 9, 2000, the Compensation Committee granted Mr. Simon an option to purchase 40,000 shares of Common Stock at an exercise price of $29.625 per share, the fair market value per share on the grant date. Pursuant to the restricted share award program, on January 3, 2001, Mr. Simon surrendered this option in exchange for a restricted share award covering 13,333 shares of Common

Stock. On October 15, 1999, Mr. Simon had been granted an option to purchase 80,000 shares of Common Stock. The option was to be exercisable for 50,000 of the shares over time as long as Mr. Simon remained employed by the Company. The option was to be exercisable at the end of 2001 for 15,000 shares if the Company had achieved revenue growth of 35% between fiscal year 1999 and fiscal year 2000 and for another 15,000 shares if the Company achieved revenue growth of 35% between fiscal year 2000 and fiscal year 2001. The 2000 performance goal was not achieved and therefore the option to purchase those 15,000 shares was cancelled. Mr. Simon exchanged the option to purchase the remaining 65,000 shares subject to the option for a restricted share award covering 21,667 shares of Common Stock. Mr. Simon also exchanged options to purchase 40,000 shares in the restricted share award program. The total of 35,000 shares subject to Mr. Simon's restricted share award will be issued in a series of six successive equal semi-annual installments upon his completion of each successive six months of continued employment with the Company. The shares will be issued on an accelerated basis should the Company be acquired.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation, whether payable in cash or stock, exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to the Company's executive officers for the 2000 fiscal year did not exceed the $1.0 million limit per officer, and the Compensation Committee does not anticipate that any non-performance-based compensation payable in cash to the executive officers for the 2001 fiscal year will exceed that limit. The 1993 Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1.0 million limitation. However, the shares which will be issued pursuant to the restricted share award program implemented under the Plan in cancellation of outstanding out-of-the-money options will not qualify as performance-based compensation, and the deductibility of the compensation which will be deemed paid by the Company as the shares subject to the restricted share awards are issued in semi-annual increments will be subject to the $1 million limitation. For purposes of that limitation, the compensation deemed paid by the Company on each such semi-annual issue date will be equal to the market price of the shares on that date. Because it is unlikely that the actual cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1.0 million level.

                                          Submitted by the Compensation
                                          Committee
                                          of the Board of Directors:

                                          Garth Saloner, Chairman
                                          David A. Cole, Member
                                          Philip Schlein, Member

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee of the Board of Directors are currently Garth Saloner, Philip Schlein and David A. Cole.

    No member of the Compensation Committee was at any time during the 2000 fiscal year, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee.

                             AUDIT COMMITTEE REPORT

    The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000 included in the Company's Annual Report on Form 10-K for that year.

    The audit committee has reviewed and discussed these audited financial statements with management of the Company.

    The audit committee has discussed with the Company's independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

    The audit committee has received the written disclosures from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") and has discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP from the Company.

    Based on the review and discussions referred to above in this report, the audit committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee
                                          of the Board of Directors:

                                          Peter R. Johnson
                                          Garth Saloner

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Common Stock with that of the S&P 500 Stock Index, a broad market index published by Standard & Poor's Corporation, and a selected retail processing services company stock index compiled by Research Data Group, Inc. The comparison for each of the periods assumes that $100 was invested on December 31, 1995 in the Common Stock, the stocks included in the S&P 500 Stock Index and the stocks included in the retail processing services company index. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                  COMPARISON OF YEARLY CUMULATIVE TOTAL RETURN
     AMONG QRS, S&P 500 INDEX AND RETAIL PROCESSING SERVICES COMPANY INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS

                 DEC-95  DEC-96  DEC-97  DEC-98  DEC-99  DEC-00
QRS CORPORATION     100   155.1  201.36  261.22  857.14   104.6
S & P 500           100  122.96  163.98  210.84  255.22  231.98
PEER GROUP          100  125.35  175.35  252.49  319.19  437.33

*Fiscal year ending December 31. The trading symbols for the companies comprising the peer group are ARIS, AUD, CEFT and PAYX. The current peer group consists of four of the five companies that comprised the peer group for the Company's 2000 proxy statement, because one of the companies from the original peer group no longer has a public market for its stock.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES AND EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE PRECEDING COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION, AUDIT COMMITTEE REPORT AND PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL SUCH REPORTS OR GRAPH BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During fiscal year 2000, Tradeweave, Inc. ("Tradeweave"), a subsidiary of the Company, issued 400,000 shares of its common stock to Peter R. Johnson, Chairman of the Board of the Company and a security holder of more than five percent of the Company's Common Stock, for $100,000 in cash pursuant to the exercise by Mr. Johnson of Tradeweave stock options. On September 30, 2000, Tradeweave issued 142,503 shares of its common stock valued at $1.17 per share (as determined by an independent appraisal) to Mr. Johnson for his services provided to Tradeweave as Chief Executive Officer.

    On June 30, 2000, the Company entered into a Preferred Stock Purchase Agreement (the "Preferred Stock Agreement") with Tradeweave, Mr. Johnson and Garth Saloner, a member of the Board of Directors of the Company and Chairman of the Compensation Committee. Under the terms of the Preferred Stock Agreement, during the month of June 2000, Tradeweave issued 529,115 shares of its series A preferred stock to Mr. Johnson for $1,034,000 in cash, 135,093 shares of its series A preferred stock to Mr. Saloner for $264,000 in cash, and 4,964,678 shares of its series A preferred stock to the Company for $9,702,000 in cash.

    On February 9, 2001, the Company acquired the outstanding capital stock of Tradeweave not previously held by the Company under a merger agreement (the "Tradeweave Merger Agreement"). Under the Tradeweave Merger Agreement, the Company agreed to issue 334,774 shares of its Common Stock for shares of Tradeweave common stock and preferred stock held by Mr. Johnson, Mr. Saloner and certain Tradeweave employees who held shares pursuant to the exercises of Tradeweave stock options. The Company agreed to issue 199,555 shares of the Company's Common Stock to Mr. Johnson and 47,362 shares of the Company's Common Stock to Mr. Saloner. Additionally, the Company assumed the outstanding stock options under the Tradeweave Non-Qualified Stock Option Plan, which will be convertible to options to purchase 138,369 shares of the Company's Common Stock. The Company also issued warrants to purchase 140,000 shares of the Company's Common Stock at a price of $11.0625 per share to Mr. Johnson and Mr. Saloner. The right to purchase such shares vests over a four-year period in equal annual installments. The warrants expire on January 31, 2005.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 2000, by (i) all persons known by the Company to be beneficial owners of five percent or more of its outstanding Common Stock, (ii) each director of the Company,

(iii) the Named Executive Officers and (iv) all executive officers and directors of the Company as a group.

                                                                     AMOUNT AND NATURE OF
                                                                    BENEFICIAL OWNERSHIP(1)
                                                              -----------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                          NUMBER OF SHARES   PERCENT OF CLASS
------------------------------------                          ----------------   ----------------
Peter R. Johnson(2)(3) .....................................     1,436,249               9.52%
  1400 Marina Way South Richmond, CA 94804
Brown Investment Advisory & Trust Company ("BIATC") and.....     1,637,772              10.89%
  Brown Advisory Incorporated ("BAI")(4)
  16 South Street
  Baltimore, MD 21202
Downtown Associates III, L.P(5).............................       799,800               5.32%
  312 West State Street, Suite B
  Kennett Square, PA 19348
Downtown Associates, L.L.C.(6)..............................     1,162,200               7.73%
  312 West State Street, Suite B
  Kennett Square, PA 19348
Tania Amochaev(2)...........................................       143,561                  *
David A. Cole(2)............................................        12,874                  *
John P. Dougall(2)..........................................        23,751                  *
Vince Morris(2)(7)..........................................         6,318                  *
Allison Nelson(2)(7)........................................        25,542                  *
Shawn M. O'Connor(2)........................................       255,788               1.67%
Garth Saloner(2)............................................        58,749                  *
Philip Schlein(2)...........................................        28,436                  *
Mark Self(2)(7).............................................        12,500                  *
John S. Simon(2)(7).........................................       220,374               1.44%
Garen K. Staglin(2).........................................       124,749                  *
Susan Welch(8)..............................................       340,524               2.26%
All current executive officers and directors as a group (17
  persons) (9)..............................................     2,106,731              13.41%

------------------------

    * Less than one percent.

(1) Assumes 15,036,996 shares outstanding as of December 31, 2000. Beneficial ownership is determined under the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days after December 31, 2000, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The amounts shown include the following shares issuable upon exercise of options to purchase shares of Common Stock that are currently exercisable or will become exercisable within 60 days after December 31, 2000:
    Mr. Johnson, 56,250; Ms. Amochaev, 137,740; Mr. Cole 9,374; Mr. Dougall, 23,438; Mr. Morris, 6,318; Ms. Nelson, 25,542; Mr. O'Connor, 255,788;
    Mr. Saloner, 58,749; Mr. Schlein, 28,436; Mr. Self, 12,500; Mr. Simon, 220,374; and Mr. Staglin, 83,124.

(3) The beneficial ownership for Mr. Johnson includes 30,000 shares held by the Peter J. Johnson and Victoria J. Johnson GST Trust of which Mr. Johnson is a trustee.

(4) Pursuant to a Schedule 13G dated February 13, 2001, and filed with the SEC, BIATC has reported that as of December 31, 2000, BIATC beneficially owned 741,846 of such shares. With respect to these shares, BIATC had sole voting power over 697,030 of such shares, shared voting power over 44,816 of such shares, sole dispositive power over 699,546 of such shares and shared dispositive power over 42,300 of such shares. BAI has reported that as of December 31, 2000, BAI beneficially owned 895,926 of such shares. With respect to these shares, BAI had sole voting and dispositive power over all of such shares. BAI is a wholly-owned subsidiary of BIATC.

(5) Pursuant to a Schedule 13G/A dated February 14, 2001, and filed with the SEC, Downtown Associates III, L.P. has reported that as of December 31, 2000 it has shared voting power over 799,800 shares and shared dispositive power over 799,800 shares.

(6) Pursuant to a Schedule 13G/A dated February 14, 2001, and filed with the SEC, Downtown Associates L.L.C. has reported that as of December 31, 2000, it has shared voting power over 1,162,200 shares and shared dispositive power over 1,162,200 shares.

(7) Mr. Morris had 6,318 shares and Mr. Self had 12,500 shares that would have been exercisable within 60 days after December 31, 2000, but each surrendered their respective shares pursuant to the restricted share program under which their awards vest over a three-year period. In addition, Mr. Simon surrendered 16,365 of his options and Ms. Nelson surrendered 6,667 of her options exercisable within 60 days after December 31, 2000 pursuant to the restricted share program under which awards vest over a three-year period.

(8) The amount shown includes 118,428 shares held in escrow as of December 31, 2000, of which Ms. Welch is the beneficial owner.

(9) The amount shown includes 675,473 shares issuable upon exercise of options and warrants to purchase shares of Common Stock that are currently exercisable or will become exercisable within 60 days after December 31, 2000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely upon a review of copies of reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2000, all the Company's officers, directors and greater than 10% stockholders complied with the applicable Section 16(a) filing requirements, except that in August 2000 Garen Staglin filed a late Form 4 reporting a purchase of shares of Common Stock he made in May 2000.

        ----------------------------------------------------------------

                                PROPOSAL NO. 2:
                          APPROVAL OF AMENDMENT TO THE
                     1993 STOCK OPTION/STOCK ISSUANCE PLAN

        ----------------------------------------------------------------

    The Company's stockholders are being asked to approve an amendment to the 1993 Plan which will increase in the number of shares of Common Stock authorized for issuance over the term of the 1993 Plan by an additional 750,000 shares, from 4,700,000 shares to 5,450,000 shares. The proposed amendment was adopted by the Board of Directors on March 1, 2001, subject to stockholder approval at the 2001 Annual Meeting.

    The Board believes that the proposed 750,000-share increase to the 1993 Plan is necessary to assure that there is a sufficient number of shares available for issuance under the 1993 Plan in order to attract and retain the services of individuals essential to the Company's long-term success. Equity incentives play a significant role in the Company's efforts to remain competitive in the market for talented individuals, and the Company relies on such incentives as a means to attract and retain highly qualified individuals in the positions vital to the Company's success.

    The 1993 Plan was originally adopted by the Board in June 1993 and approved by the stockholders in July 1993. The 1993 Plan became effective in connection with the initial public offering of the Common Stock and serves as the successor to the Company's 1990 Stock Option Plan (the "1990 Plan"). Each option outstanding under the 1990 Plan was incorporated into the 1993 Plan, and no further option grants have been made under the 1990 Plan since the 1993 Plan became effective.

    The following is a summary of the principal features of the 1993 Plan, as most recently modified by the Board. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the attention of Investor Relations of the Company at the Company's corporate offices in Richmond, California.

STRUCTURE OF THE 1993 PLAN

    The 1993 Plan is divided into three separate components: (i) the Discretionary Option Grant Program, (ii) the Automatic Option Grant Program and
(iii) the Stock Issuance Program. Under the Discretionary Option Grant Program, options may be issued to key employees (including officers and directors), non-employee Board members and consultants and other independent advisors in the service of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies). Under the Automatic Option Grant Program, option grants are automatically made at periodic intervals to non-employee members of the Board. Under the Stock Issuance Program, key employees (including officers and directors), non-employee Board members and consultants and other independent advisors in the service of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies) may be issued shares of Common Stock directly, either through the purchase of such shares at fair market value or as a bonus tied to their performance of services or the Company's attainment of financial objectives.

    As of March 16, 2001, 664 employees (including ten executive officers and seven non-employee Board members) were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the seven non-employee Board members were also eligible to receive grants under the Automatic Option Grant Program.

    SECURITIES SUBJECT TO 1993 PLAN

    The maximum number of shares of Common Stock which can be issued under the 1993 Plan is 5,450,000 and the number available for issuance under the 1993 Plan as of February 28, 2001 is 1,409,245, including the 750,000-share increase for which stockholder approval is sought.

    In no event may any one individual participating in the 1993 Plan be granted stock options, separately-exercisable stock appreciation rights, and receive direct stock issuances for more than 750,000 shares of Common Stock in the aggregate under the 1993 Plan, exclusive of any grants or issuances made to such individual prior to January 1, 1994. Stockholder approval of this Proposal will also constitute reapproval of such limitation for purposes of Internal Revenue Code Section 162(m).

    The shares of Common Stock issuable under the 1993 Plan may be drawn from shares of authorized but unissued Common Stock or from shares of Common Stock which the Company acquires, including shares purchased on the open market.

    Shares subject to any outstanding options under the 1993 Plan (including options transferred from the 1990 Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1993 Plan which the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company's purchase rights under the 1993 Plan will be added back to the number of shares reserved for issuance under the 1993 Plan and will accordingly be available for subsequent issuance. However, any shares subject to stock appreciation rights exercised under the 1993 Plan will not be available for reissuance.

    In the event any change is made to the Common Stock issuable under the 1993 Plan by reason of any stock split, stock dividend, combination of shares, merger, reorganization, consolidation, recapitalization, exchange of shares, or other change in capitalization of the Company affecting the outstanding shares of Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1993 Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1993 Plan after December 31, 1993, (iii) the class and/or number of securities and option price per share in effect under each outstanding option, and (iv) the class and/or number of securities for which automatic option grants are to be subsequently made to new and continuing non-employee Board members under the Automatic Option Grant Program. The adjustments to the outstanding options will prevent the dilution or enlargement of benefits thereunder.

    ADMINISTRATION

    The Compensation Committee of the Board will have the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuances made to the Company's executive officers and non-employee board members and will also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. However, the Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances under those two programs to individuals other than the Company's executive officers and non-employee Board members.

    The term plan administrator, as used in this Proposal, will mean the Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 1993 Plan. However, neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the Automatic Option Grant Program. All grants under that program will be made in strict compliance with the express provisions of such program.

OPTIONS GRANTED

    The table below shows, as to each of the Named Executive Officers and the various indicated groups, the following information with respect to stock option transactions effected during the period from January 1, 2000 to February 28, 2001: (i) the number of shares of Common Stock subject to options granted under the 1993 Plan during that period and (ii) the weighted average exercise price payable per share under such options. No direct stock issuances have been made to date under the 1993 Plan.

                                                              NUMBER OF     WEIGHTED AVERAGE EXERCISE
NAME AND POSITION                                           OPTION SHARES   PRICE OF GRANTED OPTIONS
-----------------                                           -------------   -------------------------
John S. Simon.............................................      40,000(1)           $29.625
  Chief Executive Officer and Director

Vince Morris..............................................      20,000(1)           $29.625
  Senior Vice President, Operations                             10,000(1)           $13.438

Allison Nelson............................................      20,000(1)           $83.00
  Former Senior Vice President, Global Services and             20,000(1)           $29.625
  Business Development

Shawn M. O'Connor.........................................      35,000(2)           $29.625
  Former President and Chief Operating Officer

Mark Self.................................................      50,000(1)          $85.4375
  Senior Vice President, Sales                                  40,000(1)           $29.625

Susan Welch...............................................      10,000(1)           $54.875
  Former Senior Vice President, Application Services            10,000(1)           $29.625

All current executive officers as a group (10 persons)....     358,250              $30.81

All current non-employee Board members as a group
  (7 persons).............................................     345,000              $56.73

All employees (other than current executive officers) as a
  group...................................................     920,107              $30.96

------------------------

(1) Each of these options was surrendered to the Company on January 3, 2001 in return for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. See Compensation Committee Report on Restricted Share Award Program for more information.

(2) 24,062 of these options were forfeited upon Mr. O'Connor's resignation from the Company in September 2000.

    As of February 28, 2001, options for 1,830,406 shares were outstanding under the 1993 Plan, 1,936,867 shares were issued, and, assuming stockholder approval of this Proposal, 1,409,245 shares remained available for future option grants and stock issuances.

    In December 1997, the Company implemented the Special Non-Officer Stock Option Plan, pursuant to which 225,000 shares were initially reserved for issuance to employees of the Company who are neither officers nor Board members. The provisions of such supplemental plan are substantially the same as those in effect under the Discretionary Option Grant Program of the 1993 Plan described below. On February 15, 1999, the Board authorized an increase of 225,000 shares to this plan, and an additional 225,000 shares were added to the available reserve on May 11, 2000. As of March 16, 2001, options for 575,802 shares were outstanding, 48,691 shares had been issued, and 50,507 shares remained available of future option grants under the plan.

    On December 19, 2000, the Compensation Committee approved the implementation of a restricted share award program under the Stock Issuance Program of the 1933 Plan. Each officer (from Vice President level and up) was given the opportunity under the program to surrender his or her outstanding options under the 1993 Plan that had exercise prices in excess of $15 per share in return for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. A total of 875,126 shares were surrendered under this program and up to 291,709 shares of Common Stock may be issued pursuant to restricted share awards granted under this program.

DISCRETIONARY OPTION GRANT PROGRAM AND STOCK ISSUANCE PROGRAM

    Options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options which are not intended to meet such requirements; however, only employees of the Company are eligible to receive incentive stock option grants. The principal features of the grants made under the Discretionary Option Grant Program and the direct issuances made under the Stock Issuance Program may be summarized as follows:

    EXERCISE PRICE AND EXERCISABILITY

    The exercise price per share must not be less than 100% of the fair market value per share of the Common Stock on the grant date. No option may be outstanding for more than a 10-year term. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service prior to vesting in those shares.

    The purchase price for any shares sold under the Stock Issuance Program may not be less than 100% of the fair market value of the shares on the date of issuance. Shares may also be issued under the Stock Issuance Program for non-cash consideration, such as a bonus for past services rendered to the Company. In addition, shares may be issued under the Stock Issuance Program as an incentive tied to the individual's performance of future service or the Company's attainment of performance milestones.

    The plan administrator may also assist any optionee (including an officer) in the exercise of outstanding options under the Discretionary Option Grant Program or in the purchase of shares under the Stock Issuance Program by authorizing a loan from the Company or permitting such individual to pay the exercise price or purchase price through a full-recourse, interest-bearing promissory note payable in installments over a period of years. The terms and conditions of any such loan or promissory note will be established by the plan administrator in its sole discretion, but in no event may the maximum credit extended to such individual exceed the aggregate price payable for the purchased shares, plus any Federal and state income or employment withholding taxes to which such individual may become subject in connection with the purchase. The plan administrator may also provide for the forgiveness of any outstanding loan or promissory note over the individual's period of continued service with the Company.

    TERMINATION OF SERVICE

    The plan administrator has complete discretion to establish the period of time for which any option is to remain exercisable following the optionee's cessation of service with the Company. Under no circumstances may an option be exercised after the specified expiration date of the option term. Each option under the Discretionary Option Grant Program will be exercisable only to the extent of the number of shares for which such option is exercisable at the time of the optionee's cessation of employment or service. However, the plan administrator has the discretion, exercisable at any time while the option remains outstanding, to accelerate the exercisability of such option in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    CORPORATE TRANSACTION

    In the event of a Corporate Transaction (defined below), each outstanding option under the Discretionary Option Grant Program, which will not be assumed by the successor corporation or otherwise replaced with a cash incentive program which preserves the existing option spread on the unvested option shares will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The plan administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program or one or more unvested shares issuances under the Stock Issuance Program so that those options or shares will automatically vest in the event the individual's service is subsequently terminated within a specified period following a Corporate Transaction in which those options and shares do not otherwise vest on an accelerated basis. The plan administrator may also structure one or more option grants under the Discretionary Option Grant Program and one or more unvested share issuances under the Stock Issuance Program so that those options and shares will automatically vest in full upon a Corporate Transaction. Option grants made to certain executive officers of the Company may vest on an accelerated basis in connection with an acquisition or other change in control of the Company. For further information concerning such acceleration provisions, please see the "Executive Compensation--

Employment Contracts, Termination of Employment and Change-in-Control Agreements" section above.

    A Corporate Transaction includes one or more of the following stockholder-approved transactions: (i) a merger or acquisition in which the Company is not the surviving entity (other than a transaction the principal purpose of which is to change the state of the Company's incorporation),
(ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company or
(iii) any reverse merger in which the Company is the surviving entity but in which more than 50% of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly owned subsidiary.

    CHANGE IN CONTROL

    The plan administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program and the automatic vesting of outstanding shares under the Stock Issuance Program in connection with a Change in Control, with such acceleration or vesting to occur either at the time of the Change in Control or upon the subsequent termination of the participant's service.

    A Change in Control will be deemed to occur under the 1993 Plan upon:
(i) the acquisition of more than 50% of the Company's outstanding voting stock pursuant to a tender or exchange offer made directly to the Company's stockholders or (ii) a change in the composition of the Board of Directors over a period of 36 months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been members of the Board continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

    The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

    STOCK APPRECIATION RIGHTS

    The plan administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

        TANDEM STOCK APPRECIATION RIGHTS provide the holders with the right to surrender all or part of an unexercised option for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the plan administrator, be made in cash, shares of Common Stock or a combination of both.

        LIMITED STOCK APPRECIATION RIGHTS may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a Hostile Take-Over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered share equal to the excess of
    (a) the Take-Over Price per share over (b) the exercise price payable for such share.

    For purposes of such option cash-out provisions, the following definitions are in effect under the 1993 Plan:

        Hostile Take-Over: the direct or indirect acquisition by any person or related group of persons (other than the Company or its affiliates) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend that such stockholders accept.

        Take-Over Price: the greater of (A) the fair market value of the shares of Common Stock subject to the surrendered option, measured on the surrender date in accordance with the valuation provisions of the 1993 Plan described below, or (B) the highest reported price per share paid by the tender offeror in effecting the Hostile Take-Over.

    SPECIAL TAX ELECTION

    The plan administrator may provide one or more employee-holders of non-statutory options or unvested shares under the Discretionary Option Grant Program or the Stock Issuance Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals upon the exercise of those options or vesting of those shares in order to satisfy the Federal and state income and employment withholding taxes to which such individuals may become subject in connection with such exercise or vesting. Alternatively, the plan administrator may allow such individuals to deliver already existing shares of the Company's Common Stock in payment of such withholding tax liability.

AUTOMATIC OPTION GRANT PROGRAM

    Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. All grants under such program will be made in strict compliance with the express provisions of the program, and stockholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the provisions of the Automatic Option Grant Program on the basis of the share increase effected pursuant to this Proposal and the subsequent exercise of that option in accordance with such provisions.

    Each individual who first joined the Board as a non-employee Board member at any time after the 2000 Annual Meeting was automatically granted, at the time of his or her initial election or appointment to the Board, a non-statutory option to purchase 15,000 shares of Common Stock, provided such individual has not previously been in the employ of the Company.

    On the first trading day in January each year, beginning with calendar year 2001, each individual who is at the time serving as a non-employee Board member will automatically be granted an option to purchase 10,000 shares of Common Stock, and each individual who is also at the time serving as a chairperson of any Board committee will automatically be granted a second option for an additional

10,000 shares, provided in each instance that the individual has served as a non-employee Board member for at least six months.

    Each option grant under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee's cessation of Board service. Each option will become exercisable for the option shares as follows:
(i) the option will become exercisable for twenty-five percent (25%) of the option shares upon the optionee's completion of six months of Board service measured from the date of the option grant and (ii) the balance of the option shares will become exercisable in a series of thirty-six (36) successive equal monthly installments upon the optionee's completion of each additional month of Board service.

    The option will remain exercisable for a six-month period following the optionee's cessation of Board service for any reason other than death or permanent disability. Should the optionee die while in Board service or within six months after his or her cessation of Board service, then the option will remain exercisable for a twelve-month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. Should the optionee cease Board service by reason of permanent disability, then he or she will have a twelve-month period in which to exercise the option. In no event, however, may any option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which the option is exercisable at the time of his or her cessation of Board service.

    The shares subject to each automatic option grant will immediately vest should any of the following events occur during optionee's period of Board service: (i) the optionee's death or permanent disability or (ii) a Corporate Transaction or Change in Control. In addition, upon the successful completion of a Hostile Take-Over, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the Take-Over Price per share over (b) the exercise price payable for such share. Stockholder approval of this Proposal will also constitute pre-approval of each option granted with such a surrender right on or after the date of the Annual Meeting and the subsequent exercise of that right in accordance with the foregoing provisions.

GENERAL PROVISIONS OF THE 1993 PLAN

    STOCKHOLDER RIGHTS AND OPTION TRANSFERABILITY

    No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the plan administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members.

    VALUATION

    The fair market value per share of Common Stock under the 1993 Plan on any relevant date will be the closing selling price on the date in question, as reported on the Nasdaq National Market and published in THE WALL STREET JOURNAL. On March 16, 2001, the fair market value per share of the Common Stock determined on such basis was $9.656 per share.

    AMENDMENT AND TERMINATION OF THE 1993 PLAN

    The Board may amend or modify the 1993 Plan in any or all respects whatsoever subject to any stockholder approval required under applicable law or regulation. No amendment or modification will adversely affect the rights of holders of outstanding options or restricted stock unless such holder's consent is obtained. Unless sooner terminated by the Board, the 1993 Plan will terminate on the earliest of (a) December 31, 2005, (b) the date on which all shares available for issuance under the 1993 Plan have been issued as fully-vested shares or (c) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

NEW PLAN BENEFITS

    As of March 16, 2001, no options have been granted, and no direct stock issuances have been made, on the basis of the 750,000-share increase that is the subject of this Proposal.

FEDERAL TAX CONSEQUENCES

    Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differs as follows:

    INCENTIVE STOCK OPTIONS.

    The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

    For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the date the option for the shares involved in such sale or other disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two requirements are satisfied, then a disqualifying disposition of the purchased shares will result.

    Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over
(ii) the
exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for such shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    NON-STATUTORY OPTIONS.

    An optionee recognizes no taxable income upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    If the shares acquired upon exercise of a non-statutory option are subject to a substantial risk of forfeiture (such as the Company's right to repurchase unvested shares at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares), then the optionee will not recognize any taxable income at the time the option is exercised for such unvested shares but will have to report as ordinary income, as and when the shares vest, an amount equal to the excess of (a) the fair market value of the shares on the vesting date over (b) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the difference between the fair market value of the purchased shares on the date of exercise (determined as if the unvested shares were not subject to the Company's repurchase right) and the exercise price paid for the shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the shares vest.

    The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    STOCK APPRECIATION RIGHTS.

    If an option granted with a tandem stock appreciation right is surrendered for an appreciation distribution, or if an option granted with a limited stock appreciation right is cancelled for an appreciation distribution, the recipient will generally realize ordinary income on the surrender or cancellation date, equal in amount to the appreciation distribution. The Company will be entitled to a deduction equal to the amount of such ordinary income.

    DIRECT STOCK ISSUANCE.

    The tax principles applicable to direct stock issuances under the 1993 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION.

    The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

    Under the current accounting principles in effect for equity incentive programs such as the 1993 Plan, the option grants under the 1993 Plan will not result in any charge to the Company's reported earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the option grants would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. The number of outstanding options may be a factor in determining the Company's earnings per share on a fully diluted basis.

    The restricted share awards issued on January 3, 2001 in cancellation of the out-of-the-money options held by the executive officers and certain other individuals on that date cover a total of 291,709 shares of Common Stock. These awards will result in a non-cash compensation expense to the Company based on the $13.6875 per share fair market value of the Common Stock on that date. Such compensation expense (approximately a $4 million maximum expense) will be amortized, for financial reporting purposes, over the three-year vesting period in effect for those awards.

    Option grants made to independent consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date of that option and then subsequently on the vesting date of each installment of the underlying option shares. No charge will, however, be required for periods before July 1, 2000.

    Should one or more optionees be granted stock appreciation rights under the 1993 Plan that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting is required for approval of the proposed share increase to the 1993 Plan. If stockholder approval of such share increase 1993 Plan is not obtained, then any options granted on the basis of that share increase will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of such share increase. However, the 1993 Plan will continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1993 Plan, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to such option grants and direct stock issuances made under the 1993 Plan or (if earlier) until the December 31, 2005 termination date of the 1993 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors believes that the proposed share increase to the 1993 Plan is necessary in order to provide the Company with the continuing opportunity to utilize equity incentives to attract and retain the services of key employees, consultants and non-employee Board members.

    FOR THIS REASON, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED SHARE INCREASE TO THE 1993 PLAN.

        ----------------------------------------------------------------

                                PROPOSAL NO. 3:
                         APPROVAL OF AMENDMENTS TO THE
                          EMPLOYEE STOCK PURCHASE PLAN

        ----------------------------------------------------------------

INTRODUCTION

    The stockholders are being asked to approve an amendment and restatement of the Purchase Plan, to effect the following changes: (i) increase the number of shares authorized for issuance under the Purchase Plan by an additional 200,000 shares, (ii) implement a series of overlapping twenty-four (24)-month offering periods beginning at semi-annual intervals each year, (iii) establish a series of semi-annual purchase dates within each such offering period, (iv) limit the number of shares of Common Stock purchasable per participant on any one purchase date to a total of 750 shares, (v) limit the maximum number of shares of Common Stock purchasable in total by all participants on any one purchase date to 100,000 shares, (vi) extend the term of the Purchase Plan to the last business day in April 2011, and (vii) revise certain provisions of the plan document in order to facilitate the administration of the Purchase Plan.

    The purpose of such amendment and restatement is to ensure the Company will continue to have a sufficient reserve of Common Stock available under the Purchase Plan to provide eligible employees of the Company and its participating affiliates (whether now existing or subsequently established) with the opportunity to purchase shares of Common Stock at semi-annual intervals through their accumulated periodic payroll deductions.

    The Purchase Plan was adopted by the Board in June 1993 and became effective on August 5, 1993, in connection with the Company's initial public offering. The proposed amendment and restatement of the Purchase Plan was adopted by the Board of Directors on March 1, 2001, subject to stockholder approval at the Annual Meeting.

    The terms and provisions of the amended and restated Purchase Plan are summarized below. This summary, however, does not purport to be a complete description of the Purchase Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the attention of Investor Relations of the Company at the Company's corporate offices in Richmond, California.

DESCRIPTION OF THE PURCHASE PLAN

    ADMINISTRATION

    The Purchase Plan is administered by the Compensation Committee of the Board. Such committee, as plan administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan.

    SECURITIES SUBJECT TO THE PURCHASE PLAN

    The maximum number of shares of Common Stock currently reserved for issuance over the term of the Purchase Plan is limited to 425,000 shares, assuming stockholder approval of the 200,000-share increase which forms part of this Proposal. As of March 16, 2001, 42,472 shares were available for future issuance.

    The shares issuable under the Purchase Plan may be made available from authorized but unissued shares of the Common Stock or from shares of Common Stock repurchased by the Company, including shares repurchased on the open market.

    In the event that any change is made to the outstanding Common Stock (whether by reason of any recapitalization, stock dividend, stock split, exchange or combination of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments will be made to (a) the maximum number and class of securities issuable under the Purchase Plan, (b) the maximum number and class of securities purchasable per participant on any one semi-annual purchase date,
(c) the maximum number and class of securities purchasable in total by all participants on any one purchase date and (d) the number and class of securities and the price per share in effect under each outstanding purchase right. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Purchase Plan or the outstanding purchase rights thereunder.

    OFFERING PERIODS AND PURCHASE RIGHTS

    Currently, shares of Common Stock are offered under the Purchase Plan through a series of successive offering periods, each with a maximum duration of one (1) year. At the time the participant joins the offering period, he or she is granted a purchase right to acquire shares of Common Stock at the end of that offering period. All payroll deductions collected from the participant for the period ending with each such purchase date are automatically applied to the purchase of Common Stock, subject to certain limitations. The current offering period will end on December 31, 2001 and shares of Common Stock will be purchased on behalf of the participants on that date.

    If stockholder approval of this Proposal is obtained, then the Common Stock will be offered for purchase under the Purchase Plan through a series of overlapping offering periods, each with a maximum duration of twenty-four
(24) months. Such offering periods will begin on the first business day of May and on the first business day of November each year over the term of the Plan. Accordingly, two (2) separate offering periods will begin in each calendar year the Purchase Plan remains in effect. However, the initial offering period under this new arrangement will begin on July 2, 2001 and will end on the last business day in April 2003.

    Each offering period will consist of a series of one or more successive purchase intervals. Purchase intervals will run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April in the immediately succeeding year. However, for the offering period which begins on July 2, 2001, the initial purchase interval will run from July 2, 2001 to October 31, 2001.

    If the fair market value per share of Common Stock on any semi-annual purchase date within a particular offering period is less than the fair market value per share of Common Stock on the start date of that offering period, then the participants in that offering period will automatically be transferred from that offering period after the semi-annual purchase of shares on their behalf and enrolled in the new offering period which begins on the next business day following such purchase date.

    ELIGIBILITY AND PARTICIPATION

    Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty (20) hours per week for more than five
(5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan.

    An individual who is an eligible employee on the start date of any offering period may join that offering period at that time. An eligible employee may not participate in more than one offering period at a time.

    As of March 16, 2001, approximately 664 employees, including ten executive officers, were eligible to participate in the Purchase Plan.

    PURCHASE PRICE

    The purchase price of the Common Stock purchased on behalf of each participant in the Purchase Plan on each semi-annual purchase date will be equal to 85% of the lower of (i) the fair market value per share of Common Stock on the start date the offering period in which the participant is enrolled or
(ii) the fair market value on the semi-annual purchase date.

    The fair market value per share of Common Stock on any particular date under the Purchase Plan will be deemed to be equal to the closing selling price per share on such date reported on the Nasdaq National Market and published in THE WALL STREET JOURNAL. On March 16, 2001, the closing selling per share of Common Stock on the Nasdaq National Market was $9.656.

    PAYROLL DEDUCTIONS AND STOCK PURCHASES

    Each participant may authorize periodic payroll deductions in any multiple of 1% up to a maximum of 10% of his or her regular base salary to be applied to the acquisition of Common Stock at semi-annual intervals. Accordingly, on each semi-annual purchase date (the last business day in April and October each year), the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

    SPECIAL LIMITATIONS

    The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

    - Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of Common Stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

    - Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

    - No participant may purchase more than 750 shares of Common Stock on any one purchase date.

    - The maximum number of shares of Common Stock purchasable in total by all participants on any one purchase date within the current offering period will be limited to 100,000 shares for each purchase date within each subsequent offering period.

    The Compensation Committee will have the discretionary authority to increase or decrease the per participant and total participant limitations on the start date of any new offering period under the Purchase Plan.

    TERMINATION OF PURCHASE RIGHTS/TERMINATION OF EMPLOYMENT

    The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant's election, be applied to the purchase of shares on the next semi-annual purchase date or refunded.

    Upon the participant's cessation of employment or loss of eligible employee status, payroll deductions will automatically cease. Any payroll deductions which the participant may have made for the semi-annual period in which such cessation of employment or loss of eligibility occurs will, at the participant's election, be applied to the purchase of shares on the next semi-annual purchase date or refunded.

    STOCKHOLDER RIGHTS

    No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

    ASSIGNABILITY

    Purchase rights are not assignable or transferable by the participant other than by will or by the laws of descent and distribution following the participant's death, and the purchase rights are exercisable only by the participant during the participant's lifetime.

    CHANGE IN OWNERSHIP

    In the event a change in ownership occurs, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price in effect for each participant will be equal to 85% of the LOWER of (a) the fair market value per share of Common Stock on the start date of the offering period in which the participant is enrolled at the time such acquisition occurs or (b) the fair market value per share of Common Stock immediately prior to such acquisition. The limitation on the maximum number of shares purchasable in total by all participants on any one purchase date will not be applicable to any purchase date attributable to such an acquisition.

    A CHANGE IN OWNERSHIP is deemed to occur if (a) the Company is involved in a merger or consolidation in which more than 50% of the Company's outstanding voting stock is transferred to a person or persons different from those who held stock immediately prior to such transaction, (b) the

Company sells, transfers or disposes of all or substantially all of its assets or (c) any person or related group of persons acquires ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders.

    SHARE PRO-RATION

    Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Purchase Plan, then the plan administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, will be refunded.

    AMENDMENT AND TERMINATION

    The Purchase Plan will terminate upon the earliest of (a) the last business day in April 2011, assuming this Proposal is approved by the Company's stockholders at the Annual Meeting, or December 31, 2002 in the absence of such stockholder approval, (b) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (c) the date on which all purchase rights are exercised in connection with an acquisition of the Company.

    The Board may at any time alter, suspend or terminate the Purchase Plan. However, the Board may not, without stockholder approval, (a) increase the number of shares issuable under the Purchase Plan, (b) alter the purchase price formula so as to reduce the purchase price or (c) modify the requirements for eligibility to participate in the Purchase Plan.

PLAN BENEFITS

    The table below shows, as to the Named Executive Officers and specified groups, the number of shares of Common Stock purchased under the Purchase Plan between January 1, 2000 and December 31, 2000, the most recent purchase date, together with the purchase price paid per share.

                           PURCHASE PLAN TRANSACTIONS

                                                              NUMBER OF   PURCHASE PRICE PER
NAME AND POSITION                                              SHARES           SHARE
-----------------                                             ---------   ------------------
John S. Simon, Chief Executive Officer and Director.........      242           $10.891
Vince Morris, Senior Vice President, Operations.............      242           $10.891
Allison Nelson, Former Senior Vice President, Global
  Services and Business Development.........................       --                --
Shawn M. O'Connor, Former President and Chief Operating
  Officer...................................................      242           $10.891
Mark Self, Senior Vice President, Sales.....................      151           $10.891
Susan Welch, Former Senior Vice President, Application
  Services..................................................       --                --
All current executive officers as a group (10 persons)......      877           $10.891
All current non-employee Board Members as a group (7
  persons)..................................................       --                --
All employees (other than current executive officers) as a
  group.....................................................   37,075           $10.891

NEW PLAN BENEFITS

    No purchase rights have been granted, and no shares have been issued, on the basis of the share increase which forms part of this Proposal.

FEDERAL TAX CONSEQUENCES

    The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

    If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant will also recognize capital gain equal to the amount by which the amount realized upon the sale or disposition exceeds the sum of the aggregate purchase price and the ordinary income recognized with respect to the shares.

    If the participant sells or disposes of the purchased shares more than two
(2) years after the start date of the offering period in which the shares were acquired and more than one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of that offering period; and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

    If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

    Under current accounting principles applicable to employee stock purchase plans qualified under Section 423 of the Internal Revenue Code, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the fair value of those purchase rights treated as compensation expense.

STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment and restatement of the Purchase Plan described in this Proposal. Should such stockholder approval not be obtained, then the 200,000-share increase which forms part of such Proposal will not be implemented, and any purchase rights granted on the basis of that share increase will terminate immediately. No additional purchase rights will be granted on the basis of such share increase, and the Purchase Plan will terminate once the shares in the existing share reserve have been issued.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board believes that it is in the best interests of the Company to continue to provide employees with the opportunity to acquire an ownership interest in the Company through their participation in the Purchase Plan and thereby encourage them to remain in the Company's employ and more closely align their interests with those of the stockholders.

    FOR THIS REASON, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THIS PROPOSAL.

        ----------------------------------------------------------------

                                PROPOSAL NO. 4:
                      RATIFICATION OF INDEPENDENT AUDITORS

        ----------------------------------------------------------------

    The Company is asking the stockholders to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants to provide auditing services to the Company during the fiscal year ending December 31, 2001. The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

    In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

    PricewaterhouseCoopers LLP's representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

    CHANGE IN INDEPENDENT ACCOUNTANTS

    As previously disclosed by the Company in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on August 28, 2000, on August 21, 2000, Deloitte & Touche LLP ("D&T") resigned as the Company's independent accountants.

    D&T's reports on the Company's consolidated financial statements for the two fiscal years ended December 31, 1998 and 1999, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

    Neither the Company's Board of Directors nor the Audit Committee recommended or approved D&T's resignation. The Company has authorized D&T to respond fully to any inquiries made by any successor accountants, including with respect to the accounting disagreement described in the following paragraph.

    During the Company's two fiscal years ended December 31, 1999 and through August 21, 2000, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, except the following which D&T discussed with the Company's Audit Committee on February 22, 2000:

    As reported in Note 7 to the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, on December 30, 1999 the Company and Comm Press, Inc., a.k.a. bTrade ("bTrade") entered into two concurrent transactions in which the Company licensed its Keystone catalog software to bTrade for $3,000,000, which the Company proposed to recognize as revenue in 1999, and bTrade licensed its messaging software to the Company for

$4,000,000, which the Company proposed to capitalize and amortize over the three-year term of the license agreement. Upon review of documentation and discussion with management in connection with its audit of the Company's financial statements for the fiscal year ended December 31, 1999, D&T determined that the proposed accounting was not appropriate and recommended that the two transactions be recorded net of each other with the resulting $1,000,000 asset amortized over the three-year term of the bTrade agreement. As set forth in said
Note 7 to the 1999 financial statements, the Company recorded the transaction as recommended by D&T in its financial statements for the fiscal year ended December 31, 1999.

    During the Company's two fiscal years ended December 31, 1999 and through August 21, 2000, there were no "Reportable Events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "Reportable Event" means any of the items listed in paragraphs
(a)(1)(v)(A) through (D) of item 304 of Regulation S-K.

    As previously disclosed by the Company in the Current Report on Form 8-K filed with the Commission on September 26, 2000, the Company engaged PricewaterhouseCoopers LLP as its new independent accountants as of September 22, 2000. The Company did not consult with PricewaterhouseCoopers LLP prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-K.

FEES BILLED TO THE COMPANY BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL YEAR ENDED DECEMBER 31, 2000

    AUDIT FEES:

    The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the nine-month period ended September 30, 2000, and the Form 10Q/As for the three- and six-month periods ended March 31, 2000 and September 30, 2000, respectively, total $438,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

    The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year ended December 31, 2000.

    ALL OTHER FEES:

    The aggregate fees billed by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000 for professional services rendered to the Company other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees above totaled $29,000.

    The Audit Committee has considered whether the provision of services described in the preceding two paragraphs is compatible with maintaining PricewaterhouseCoopers LLP's independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                 OTHER BUSINESS

    The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the annual meeting of stockholders to be held in calendar year 2002 must be received by December 3, 2001, in order to be included in the proxy statement and proxy relating to that meeting.

    In addition, the proxy solicited by the Board of Directors for the annual stockholders meeting in calendar year 2001 will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than April 20, 2001.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ John S. Simon

                                  JOHN S. SIMON
                                  CHIEF EXECUTIVE OFFICER

                                  April 14, 2001

APPENDIX LIST

Appendix A--Audit Committee Charter

Appendix B--QRS Corporation 1993 Stock Option/Stock Issuance Plan

Appendix C--QRS Corporation Employee Stock Purchase Plan

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

    This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of QRS Corporation (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

ROLE AND INDEPENDENCE: ORGANIZATION

    The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the Nasdaq. The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

    One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

    The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.

RESPONSIBILITIES

    Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

    - Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

    - Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

    - Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

    - Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

    - Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

    - Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

    - Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

    - Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budget and staffing.

    - Discussing with management, the internal auditors and the independent auditors the quality and adequacy and compliance with the Company's internal controls.

    - Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                                                                     APPENDIX B

                                 QRS CORPORATION
                      1993 STOCK OPTION/STOCK ISSUANCE PLAN

                 (AS AMENDED AND RESTATED THROUGH MARCH 1, 2001)

                                  ARTICLE ONE

                                     GENERAL


     I.     PURPOSE OF THE PLAN

            A. This 1993 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of QRS Corporation, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) the non-employee members of the Corporation's Board of Directors and (iii) consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

            B. The Discretionary Option Grant and Stock Issuance Programs under this Plan became effective on the date on which the shares of the Corporation's Common Stock were first registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date for those two programs. The Automatic Option Grant Program under this Plan became effective immediately upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock. The execution date of such Underwriting Agreement is hereby designated as the Effective Date of the Automatic Option Grant Program.

            C. This Plan shall serve as the successor to the Corporation's amended and restated 1990 Stock Option Plan (the "1990 Plan"), and no further option grants or stock issuances shall be made under the 1990 Plan from and after the Effective Date of this Plan. All options outstanding under the 1990 Plan on the Effective Date of the Discretionary Option Grant Program are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's Common Stock thereunder.

            D. All share numbers in this March 2001 restatement reflect the 3-for-2 split of the Common Stock which was effected on July 21, 1999.

            II.    DEFINITIONS

                   A. For purposes of the Plan, the following definitions shall be in effect:

                   BOARD: the Corporation's Board of Directors.

                   CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                              a. any person or related group of persons (other
            than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

                              b. there is a change in the composition of the
            Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                   CODE: the Internal Revenue Code of 1986, as amended.

                   COMMON STOCK: Common Stock, $0.001 par value, of the Corporation.

                   CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                              a. a merger or consolidation in which the
            Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                              b. the sale, transfer or other disposition of all
            or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                              c. any reverse merger in which the Corporation is
            the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

                   EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                   FAIR MARKET VALUE: the fair market value per share of Common Stock determined in accordance with the following provisions:

                              a. If the Common Stock is not at the time listed
            or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in THE WALL STREET JOURNAL. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                              b. If the Common Stock is at the time listed or
            admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in THE WALL STREET JOURNAL. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                   HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                   INCENTIVE OPTION: an option which satisfies the requirements of Code Section 422.

                   NON-STATUTORY OPTION: an option not intended to satisfy the requirements of Code Section 422.

                   OPTIONEE: any person to whom an option is granted under either the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

                   PARTICIPANT: any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

                   PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

                   PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                   PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

                   SECONDARY COMMITTEE: a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

                   SECTION 16 INSIDER: an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                   SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

                   TAKE-OVER PRICE: the GREATER of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                   WITHHOLDING TAXES: the Federal, state and local income and employment withholding taxes to which the holder of Non-statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

                   B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                          Any corporation (other than the Corporation) in an
            unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                          Each corporation (other than the Corporation) in an
            unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     III.   STRUCTURE OF THE PLAN

            A. STOCK PROGRAMS. The Plan shall be divided into three separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee members of the Board will receive at periodic intervals special option grants to purchase shares of Common Stock in accordance with the provisions of Article Three. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than the Fair Market Value of the shares at the time of issuance or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives, without any cash payment required of the recipient.

            B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

     IV.    ADMINISTRATION OF THE PLAN

            A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee must be authorized by a disinterested majority of the Board. Members of the Primary and Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

            B. Each Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding option or share issuance thereunder.

            C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

            D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     V.     OPTION GRANTS AND STOCK ISSUANCES

            A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two or the Stock Issuance Program under Article Four are as follows:

                      (i) officers and other key employees of the Corporation
            (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                      (ii) non-employee Board members; and

                      (iii) those consultants or other independent contractors
            who provide valuable services to the Corporation (or its parent or subsidiary corporations).

            B. Non-employee Board members shall also be eligible to receive automatic option grants pursuant to the provisions of Article Three.

            C. The Plan Administrator shall have full authority to determine, (i) with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

     VI.    STOCK SUBJECT TO THE PLAN

            A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 5,450,000 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Effective Date, under the 1990 Plan as last approved by the Corporation's stockholders prior to such Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grant under the 1990 Plan as last approved by the stockholders (estimated to be 1,083,000 shares in the aggregate), (ii) an increase of 192,000 shares authorized by the Board under this Plan as of the Effective Date, (iii) an additional increase of 750,000 shares authorized by the Board on February 27, 1995 and approved by the stockholders at the 1995 Annual Meeting, (iv) a further increase of an additional 750,000 shares authorized by the Board on February 16, 1996 and approved by the stockholders at the 1996 Annual Meeting, (v) an additional increase of another 525,000 shares authorized by the Board on February 16, 1998 and approved by the stockholders at the 1998 Annual Meeting, (vi) an additional increase of 600,000 shares authorized by the Board on February 15, 1999 and approved by the stockholders at the 1999 Annual Meeting, (vii) an additional increase of 800,000 shares authorized by the Board on February 22, 2000 and approved by the stockholders at the 2000 Annual Meeting and (viii) an additional increase of 750,000 shares approved by the Board on March 1, 2001, subject to stockholder approval at the 2001 Annual Meeting.

            B. To the extent one or more outstanding options under the 1990 Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

            C. Should one or more outstanding options under this Plan (including outstanding options under the 1990 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, the shares subject to any option or portion thereof surrendered in accordance with Section IV of Article Two or

Section III.B. of Article Three shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the Withholding Taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

            D. In no event may any one individual participating in the Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 750,000 shares in the aggregate over the term of the Plan. However, any stock options, stock appreciation rights or direct stock issuances granted prior to January 1, 1994 shall not be taken into account for purposes of such limitation.

            E. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan after December 31, 1993, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made to each new or continuing non-employee Board member under the Automatic Option Grant Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the 1990 Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


     I.     TERMS AND CONDITIONS OF OPTIONS

            Options granted pursuant to the Discretionary Option Grant
Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, HOWEVER, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

            A.     OPTION PRICE.

                   1. The option price per share shall be fixed by the Plan Administrator but in no event shall be less than one hundred percent (100%) of the Fair Market Value per share of such Common Stock on the grant date.

                   2. The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                   - full payment in cash or check drawn to the Corporation's order;

                   - full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                   - full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                   - full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Withholding Taxes required to be withheld by the Corporation in connection with such purchase and (II) shall provide directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                   For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

            B. TERM AND EXERCISE OF OPTIONS. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

            C.     TERMINATION OF SERVICE.

                   1. The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

                    - Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph C.3 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                    - Any option held by the Optionee at the time of his or her death and which is exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of the option. Such exercise, however, must occur prior to the EARLIER of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

                    - During the applicable post-Service period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which it has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which it not otherwise at that time exercisable or in which Optionee is not is otherwise vested.

                    - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                    - Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be outstanding.

                   2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                   3. The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph 1 above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

            D. STOCKHOLDER RIGHTS. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

            E. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

            F. REPURCHASE RIGHTS. The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

                   1. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                   2. All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (a) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (b) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                   3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

     II.    INCENTIVE OPTIONS

            The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall NOT be subject to such terms and conditions.

            A. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars

($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-statutory Option.

            B. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

            Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

     III.   CORPORATE TRANSACTIONS/CHANGES IN CONTROL

            A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

            B. Upon the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

            C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

            D. The Plan Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options under this Article Two which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction. The Plan Administrator may also structure one or more option grants under this Article Two so that those options will automatically accelerate at the time of a Corporate Transaction, whether or not those options are to be assumed or replaced by successor corporation.

            E. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            F. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

            G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

            H. Any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the dollar limitation of
Section II of this Article Two is not exceeded. To the extent such limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option.

     IV.    STOCK APPRECIATION RIGHTS

            A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this
Section IV, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares at the time subject to the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such shares.

            B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section IV may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator deems appropriate.

            C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

            D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, the officer will have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right to the Corporation. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the consummation of the Hostile Take-Over. At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve the subsequent exercise of that right in accordance with the terms of this Paragraph D. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

            E. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall NOT be available for subsequent option grant under the Plan.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

            The following provisions set forth the terms and conditions of the Automatic Option Grant Program (i) as amended and restated by the Board on February 22, 2000 and approved by the stockholders at the 2000 Annual Meeting and (ii) as further amended by the Board on March 22, 2000. Stockholder approval of the February 2000 restatement shall also constitute pre-approval of each option grant made under this amended Automatic Option Grant Program on or after the date of the 2000 Annual Stockholders Meeting and the subsequent exercise of that option in accordance with the terms of such program as set forth below.

     I.     ELIGIBILITY

            The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program as amended February 22, 2000 and March 22, 2000 shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members on or after the date of the 2000 Annual Stockholders Meeting, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after the date of the 2000 Annual Stockholders Meeting. In no event, however, shall a clause (i) non-employee Board member be eligible to participate in the Automatic Option Grant Program if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation). Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Plan.

     II.    TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

            A. GRANT DATES. Option grants shall be made under this amended and restated Article Three on the dates specified below:

                          (i) Each Eligible Director who first becomes a non-employee Board member on or after the date of the 2000 Annual Stockholders Meeting, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 15,000 shares of Common Stock upon the terms and conditions of this Article Three.

                          (ii) On the first trading day in January each year, beginning with calendar year 2001, each individual who is at the time serving as a non-employee Board member will automatically be granted an option to purchase 10,000 shares of Common Stock, and each individual who is also at the time serving as a Chairperson of any Board committee will automatically be granted a second option for an additional 10,000 shares, provided in each instance that such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 10,000-share option grants any one non-employee Board member or Chairperson may receive over his or her period of Board service.

            The number of shares for which the automatic grants are to be made to each newly-elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.C of Article One.

            B. EXERCISE PRICE. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

            C. PAYMENT. The exercise price shall be payable in one of the alternative forms specified below:

                          (i)    full payment in cash or check made payable to
the Corporation's order; or

                          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date; or

                          (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

                          (iv) full payment through a sale and remittance procedure pursuant to which the non-employee Board member (a) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (b) concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

            The Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.

            D. OPTION TERM. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

            E. EXERCISABILITY. Each automatic grant shall become exercisable over the Optionee's period of service on the Board as follows: (i) the option will become exercisable for twenty-five percent (25%) of the option shares upon the Optionee's completion of six (6) months of Board service measured from after the automatic grant date, and (ii) the option will become exercisable for the balance of the option shares in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each of the next thirty-six (36) months of Board service thereafter.1 The exercisability of each automatic grant shall be subject to acceleration in accordance with the provisions of Section II.G and Section III of this Article Three.

            F. LIMITED-TRANSFERABILITY. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than (i) a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death or (ii) an assignment of the option in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such assignment is effected for estate planning purposes. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Three, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

            G.     TERMINATION OF BOARD SERVICE.

                   1. Should the Optionee cease service as a Board member cease for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to

---------------------------------------
1 Prior to the February 2000 restatement, each automatic option grant made under this Article Three was to become exercisable in a series of four (4) successive equal annual installments over the Optionee's period of Service on the Board, with the first such installment to become exercisable six (6) months after the automatic grant date. The new vesting schedule for the automatic option grants was approved by the stockholders at the 2000 Annual Meeting and is in effect for all options outstanding under the Automatic Option Grant Program on the date of such stockholder approval and for all future option grants made under such program.

be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

                   2. Should the Optionee die within six (6) months after cessation of Board service, then each outstanding automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of the option. Any such exercise must occur within twelve (12) months after the date of the Optionee's death.

                   3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then each automatic option grant held by such Optionee under this Article Three shall accelerate in full, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock subject to that option at the time of such cessation of Board service.

                   4. In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten
(10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was otherwise exercisable at the time of the Optionee's cessation of Board service.

            H. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

            I. REMAINING TERMS. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-statutory Stock Option Agreement attached as Exhibit A to the Plan.

     III.   CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. In the event of any Corporate Transaction, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares. Upon the consummation of the Corporate

Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

            B. In the event of any Change in Control of the Corporation, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares.

            C. The Optionee shall have the right, exercisable at any time during the thirty (30)-day period immediately following a Hostile Take-Over, to surrender each option held by him or her under this Article Three to the Corporation. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of the February 2000 Restatement at the 2000 Annual Meeting shall constitute pre-approval of each such option surrender right granted under this Automatic Option Grant Program on or after the date of such Annual Meeting and the subsequent exercise of each such right in accordance with the terms and provisions of this Section III.C. No additional approval or consent of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

            D. Upon the consummation of the Corporate Transaction, all options granted under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction.

            E. Each outstanding option under this Automatic Option Grant Program which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

            F. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent option grant under this Plan.

            G. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

     I.     TERMS AND CONDITIONS OF STOCK ISSUANCES

            Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

            A.     CONSIDERATION.

                   1. Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock ("Newly Issued Shares") shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                          (i)    cash or check drawn to the Corporation's order;

                          (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

                          (iii) past services rendered to the Corporation or any parent or subsidiary corporation.

                   2. All Newly Issued Shares shall be issued for consideration with a value less not less than one-hundred percent (100%) of the Fair Market Value of such shares at the time of issuance.

                   3. Shares of Common Stock reacquired by the Corporation and held as treasury shares ("Treasury Shares") may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1. above) as the Plan Administrator may deem appropriate, provided such consideration is in an amount not less than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance. The Treasury Share provisions shall be in effect only for such period or periods (if any) during which the Corporation is incorporated under the laws of the State of Delaware.

            B.     VESTING PROVISIONS.

                   1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                          (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

                          (ii) the number of installments in which the shares are to vest,

                          (iii) the interval or intervals (if any) which are to lapse between installments, and

                          (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

                   2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                   3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status. Treasury Shares will only be an available election during the period or periods (if any) the Corporation is incorporated under the laws of the State of Delaware.

                   4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II.    CORPORATE TRANSACTIONS/CHANGE IN CONTROL

            A. Upon the occurrence of any Corporate Transaction, all of the Corporation's outstanding repurchase rights under this Article Three shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            B. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the immediate and automatic vesting of one or more unvested shares outstanding under the Stock Issuance Program at the time of such Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

     III.   SHARE ESCROW/TRANSFER RESTRICTIONS

            A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST)

     DATED ______________, _____, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

            B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Four, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

     I.     LOANS OR INSTALLMENT PAYMENTS

            A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Withholding Taxes arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price (less the par value per share) for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares plus any Federal and State income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

            B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

     II.    AMENDMENT OF THE PLAN AND AWARDS

            A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

            B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then
(I) any
unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

     III.   TAX WITHHOLDING

            The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Withholding Taxes.

            The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Five and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of Non-statutory Options (other than the automatic grants made pursuant to Article Three of the Plan) or unvested shares under the Plan with the right to use shares of the Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                          a. STOCK WITHHOLDING: The holder of the Non-statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                          b. STOCK DELIVERY: The Plan Administrator may, in its discretion, provide the holder of the Non-statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

     IV.    EFFECTIVE DATE AND TERM OF PLAN

            A.     This Plan as successor to the Corporation's 1990 Stock
Option Plan became effective as of the applicable Effective Date for each of the equity incentive programs in effect hereunder, and no further option grants or stock issuances shall be made under the 1990 Plan from and after such Effective Date. Each option issued and outstanding under the 1990 Plan immediately prior to the Effective Date of the Discretionary Option Grant Program shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

            B. The option/vesting acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options outstanding under the 1990 Plan on the Effective Date of the Discretionary Option Grant Program, but which do not otherwise provide for such acceleration.

            C. The Plan was subsequently amended by the Board on February 27, 1995 to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 750,000 shares, and such amendment was approved by the stockholders at the 1995 Annual Meeting on May 22, 1995. The Plan was further amended by the Board on February 16, 1996 to increase the number of shares of Common Stock authorized for issuance under the Plan by another 750,000 shares, and such amendment was approved by the stockholders at the 1996 Annual Meeting.

            D. In February 1998, the Board further amended and restated the Plan (the "February 1998 Restatement") to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 525,000 shares to 3,300,000 shares, (ii) render the non-employee Board members (including those serving as the Plan Administrator) eligible to receive option grants under the Discretionary Option Grant and Stock Issuance Programs, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise or direct issue price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements and the option transferability restrictions) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts
Section 16 Insider transactions under the Plan from the short-swing liability provisions of the federal securities laws. The February 1998 Restatement was approved by the stockholders at the 1998 Annual Meeting. All option grants and stock issuances made prior to the February 1998 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the February 1998 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

            E. In February 1999, the Board further amended and restated the Plan (the "February 1999 Restatement") to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 600,000 shares to 3,900,000 shares, (ii) increase the number of shares of Common Stock subject to both the initial and annual option grants made to non-employee Board members under the Automatic Option Grant Program from 7,500 shares to 15,000 shares, (iii) implement new automatic option grant for an additional 15,000 shares to be made each year to each non-employee Board member serving as the chairperson of any Board committee and (iv) change the date on which the annual automatic option grants are to be made to the non-employee Board members and chairpersons from the date of the Annual Stockholders Meeting to the first trading day in January each year, beginning with calendar year 2000. The February 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting, and no option grants made on the basis of the February 1999 Restatement became exercisable in whole or in part, and no shares of Common Stock were issued on the basis of such restatement, until stockholder approval of the restatement was obtained at the 1999 Annual Meeting. All option grants and stock issuances made prior to the February 1999 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the February 1999 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

            F. The Plan was amended and restated on February 22, 2000 (the "February 2000 Restatement") to effect the following changes:

                          (i) increase the maximum number of shares of Common Stock authorized for issuance under the Plan by an additional 800,000 shares so that the authorized share reserve is thereby increased from 3,900,000 shares to 4,700,000 shares of Common Stock;

                          (ii) change the vesting schedule for all currently outstanding options under the Automatic Option Grant Program and all future option grants made under that program from a vesting schedule whereby the options were to become exercisable in four successive annual installments to a vesting schedule whereby such options will become exercisable for twenty-five percent (25%) of the option shares upon the Optionee's completion of six (6) months of Board service measured from after the automatic grant date and will become exercisable for the balance of the option shares in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each of the next thirty-six
     (36)-months of Board service thereafter; and

                          (iii) extend the termination date of the Plan from December 31, 2003 to December 31, 2005.

            The amendments contained in the February 2000 Restatement were approved by the stockholders at the 2000 Annual Meeting, and no option grants made on the basis of the February 2000 Restatement became exercisable in whole or in part, and no shares of Common Stock were issued on the basis of such restatement, until stockholder approval of the restatement was obtained at the 2000 Annual Meeting.

            G. The Plan was amended and restated on March 22, 2000 (the "March 2000 Restatement") to reduce the number of shares of Common Stock subject to each option grant made to the continuing non-employee Board members and the continuing Chairpersons under the

Automatic Option Grant Program from 15,000 shares to 10,000 shares, effective with the option grants to be made on January 2, 2001.

            H. The Plan was amended and restated on March 1, 2001 (the "March 2001 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance under the Plan by 750,000 shares so that the share reserve is thereby increased from 4,700,000 shares to 5,450,000 shares. Such amendment is subject to stockholder approval at the 2001 Annual Meeting. No option grants or direct stock issuances shall be made on the basis of the share increases authorized by the March 2001 Restatement unless and until the amendment to the Plan is approved by the stockholders at the 2001 Annual Meeting.

            I.     The Plan shall terminate upon the EARLIER of
(i) December 31, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

     V.     USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

     VI.    REGULATORY APPROVALS

            A. The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it, and the Common Stock issued pursuant to it.

            B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange or the Nasdaq National Market on which stock of the same class is then listed.

     VII.   NO EMPLOYMENT/SERVICE RIGHTS

            Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

     VIII.  MISCELLANEOUS PROVISIONS

            A.     Except to the extent otherwise expressly provided in the

Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

            B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California without resort to that State conflict-of-laws rules.

            C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                                                                     APPENDIX C


                                 QRS CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                   (AMENDED AND RESTATED AS OF MARCH 1, 2001)


     I.     PURPOSE

            The QRS Corporation Employee Stock Purchase Plan (the "Plan") is intended to provide Eligible Employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Code Section 423.

            The provisions of the March 2001 restatement (the "2001 Restatement") shall become effective with the offering period commencing on July 2, 2001 and shall not have any force or effect prior to such date. All share numbers in this document reflect the 3-for-2 split of the Common Stock effected in July 1999.

     II.    DEFINITIONS

            For purposes of administration of the Plan, the following terms shall have the meanings indicated:

            BASE SALARY means the regular base salary paid to an Eligible Employee by one or more Participating Companies during such individual's period of participation in the Plan, plus (i) any salary deferral contributions made by such individual to the Company's 401(k) Plan during such period and (ii) any other pre-tax contributions which such individual makes during the period to any of the Company's Code Section 125 cafeteria benefit programs. Base Salary shall NOT include any overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments, and all contributions (other than Code Section 125 or Section 401(k) contributions) made by the Company or its Corporate Affiliates for such individual's benefit under any employee benefit or welfare plan now or hereafter established.

            BOARD means the Board of Directors of the Company.

            CODE means the Internal Revenue Code of 1986, as amended.

            COMMON STOCK means Common Stock, $0.001 par value, of the Company.

            COMPANY means QRS Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of QRS Corporation which shall by appropriate action adopt the Plan.

            CORPORATE AFFILIATE means any company which is either the parent corporation or a subsidiary corporation of the Company (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Time.

            EFFECTIVE TIME means the time at which the Underwriting Agreement for the initial public offering of the Common Stock was executed and finally priced. Any Corporate Affiliate which becomes a Participating Company in the Plan after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

            ELIGIBLE EMPLOYEE means any person who is regularly engaged, for a period of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under Code Section 3401(a).

            FAIR MARKET VALUE means, for any relevant valuation date under the Plan, the closing selling price per share of the Common Stock on such date, as officially quoted on the principal exchange on which the Common Stock is at the time traded or, if not traded on any exchange, the closing selling price per share of the Common Stock on such date, as reported on the Nasdaq National Market and published in THE WALL STREET JOURNAL. If there are no sales of the Common Stock on such day, then the closing selling price per share on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value.

            1933 ACT means the Securities Act of 1933, as amended.

            1934 ACT means the Securities Exchange Act of 1934, as amended.

            PARTICIPANT means any Eligible Employee of a Participating Company who is actively participating in the Plan.

            PARTICIPATING COMPANY means the Company and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Companies in the Plan, as of the Effective Time, are listed in attached Schedule A.

            PLAN ADMINISTRATOR shall have the meaning given such term in Article III.

            PURCHASE DATE shall mean the last business day of each Purchase Interval.

            PURCHASE INTERVAL shall mean each successive six (6)-month period within a particular offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant. However, the initial Purchase Interval under the 2001 Restatement shall be of four (4) months duration and shall run from July 2, 2001 to October 31, 2001.

     III.   ADMINISTRATION

            The Plan Administrator shall have sole and exclusive authority to administer the Plan and shall consist of a committee (the "Plan Administrator") of two (2) or more non-employee Board members appointed by the Board. The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code
Section 423. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

     IV.    OFFERING PERIODS

            A. Shares of Common Stock shall be offered for purchase under the Plan through a series of overlapping offering periods until such time as
(i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been issued pursuant to purchase rights granted under the Plan or (ii) the Plan shall have been sooner terminated in accordance with Subsection D of Article XI.

            B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. Offering periods shall commence at semi-annual intervals on the first business day of May and on the first business day of November each year over the term of the Plan. Accordingly, two (2) separate offering periods shall commence in each calendar year the 2001 Restatement remains in existence. However, the initial offering period under the 2001 Restatement shall begin on the first business day in July 2001 and end on the last business day in April 2003.

            C. Each offering period shall consist of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day of May to the last business day of October each year and from the first business day of November each year to the last business day of April in the succeeding year. However, the first Purchase Interval under the initial offering period under the 2001 Restatement shall be of four (4) months duration and shall run from the first business day of July, 2001 to the last business day of October 2001.

            D. Should the Fair Market Value per share of Common Stock on any Purchase Date within a particular offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then the individuals participating in such offering period shall, immediately after the purchase of shares of Common Stock on their behalf on such Purchase Date, be transferred from that offering period and automatically enrolled in the next offering period commencing after such Purchase Date.

            E. No purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until such time as
(i) the Plan shall have been approved by the Company's stockholders and (ii) the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and

Exchange Commission), all applicable listing requirements of any securities exchange on which the Common Stock is listed and all other applicable requirements established by law or regulation.

     V.     ELIGIBILITY AND PARTICIPATION

            A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date. However, an Eligible Employee may participate in only one offering period at a time.

            B. Except as otherwise provided in Section IV.D. above, an Eligible Employee must, in order to participate in a particular offering period, complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before the start date of that offering period.

     VI.    PAYROLL DEDUCTIONS

            A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

- The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

- The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

            B. Payroll deductions shall begin on the first pay day administratively feasible following the start date of the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

            C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

            D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

     VII.   COMMON STOCK SUBJECT TO PLAN

            A. The Common Stock purchasable by Participants under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed Four Hundred Twenty-Five Thousand (425,000) shares (subject to adjustment under Subsection C below). Such share reserve is comprised of (i) the 225,000 shares of Common Stock initially reserved for issuance under the Plan plus (ii) the 200,000 share increase authorized by the Board as part of the 2001 Restatement, subject to stockholder approval at the 2001 Annual Meeting.

           B. In the event any change is made to the Common Stock purchasable under the Plan by reason of any stock dividend, stock split, combination of shares, recapitalization or other change affecting the Company's outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of securities issuable over the term of the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date and
(iv) the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the Plan in order to prevent the dilution or enlargement of benefits thereunder.

     VIII.  PURCHASE RIGHTS

            A. GRANT OF PURCHASE RIGHTS. A Participant shall be granted a separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the start date of the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments during that offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

            Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

            B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

            C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the particular offering period in which he or she is enrolled shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of
 Common Stock on the start date of that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

            D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date, together with any amount carried over from the preceding purchase interval pursuant to the provisions of Subsection E of this Article VIII, by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed Seven Hundred Fifty (750) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable in total by all Participants in the Plan on any one Purchase Date shall not exceed One Hundred Thousand (100,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in total by all Participants enrolled in that particular offering period on each Purchase Date which occurs during that offering period.

            E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date in the same offering period. Any payroll deductions not applied to the purchase of shares on the last Purchase Date in the offering period shall be promptly refunded. Furthermore, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date shall be promptly refunded.

            F. TERMINATION OF PURCHASE RIGHTS. The following provisions shall govern the termination of outstanding purchase rights:

            - A Participant may, at any time prior to the last five (5) business days of the Purchase Interval, terminate his/her outstanding purchase right by filing the prescribed notification form with the Plan Administrator (or its designate). No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected to date during that Purchase Interval shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the deductions collected with respect to the terminated right shall be refunded as soon as possible.

            - The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of a new stock purchase agreement and payroll deduction authorization) on or before the start date of that offering period.

            G. TERMINATION OF ELIGIBLE EMPLOYEE STATUS. Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his/her purchase right remains outstanding, then no further payroll deductions may be made by or on behalf of that individual to the Plan following such cessation of Eligible Employee status. However, such individual (or his/her designated beneficiary under the Plan or, in the absence of such a designated beneficiary, the personal representative of his or her estate) shall have the following election with respect to the payroll deductions made to date in the Purchase Interval in which such cessation of Eligible Employee status occurs:

                   1)     to withdraw all of those deductions, or

                   2) to have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date.

            If no such election is made within the thirty (30)-day period following such cessation of Eligible Employee status or (if earlier) prior to the Purchase Date, then the collected payroll deductions shall be refunded as soon as possible after the expiration of the applicable Purchase Interval.

            H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of Participants shall, to the extent not applied to the purchase of shares of Common Stock, be refunded to the Participants.

            I. RIGHTS AS STOCKHOLDER. A Participant shall have no stockholder rights with respect to the shares of Common Stock covered by his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with Subsection B of this Article VIII. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

            A Participant shall be issued, as soon as practicable after the close of each Purchase Interval, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the stock certificate may be delivered to a designated stock brokerage account maintained for the Participant and held in "street name" in order to facilitate the subsequent sale of the purchased shares.

            J. ASSIGNABILITY. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

            K. CHANGE IN OWNERSHIP. Should any of the following transactions (a "Change in Ownership") occur during the offering period:

                   (i) a merger or consolidation in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to a person or persons different from those who held the stock immediately prior to such transaction, or

                   (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, or

                   (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such Change in Control by applying the payroll deductions of each Participant during the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the LOWER of
(i) the Fair Market Value per share of Common Stock on the start date of the offering period in which the Participant is enrolled at the time of such Change in Control or (ii) the Fair Market Value per share of Common Stock immediately prior to the consummation of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date.

     IX.    ACCRUAL LIMITATIONS

            A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with rights to purchase shares of stock accrued under other purchase rights granted to the Participant under this Plan and all other employee stock purchase plans (within the meaning of Code
Section 423) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) in value of stock of the Company or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

            B. For purposes of applying the accrual limitations of Subsection A of this Article IX, the right to acquire Common Stock pursuant to each purchase right granted under the Plan shall accrue as follows:

                   (i) The right to acquire Common Stock under each such purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period in which such right remains outstanding.

                   (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate in excess of Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights are outstanding.

                   (iii) If by reason of the limitations of Subsection A of this
     Article IX, the Participant's purchase right does not accrue on one or more of the relevant Purchase Dates within the particular offering period, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

            C. In the event there is any conflict between the provisions of this
Article IX and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article IX shall be controlling.

     X.     AMENDMENT

            A. The Board may from time to time alter, amend, suspend or discontinue the Plan; PROVIDED, however, that no such action shall adversely affect purchase rights at the time outstanding under the Plan. In addition, no such action of the Board may, without the approval of the Company's stockholders, (i) increase the number of shares issuable under the Plan, except to the extent authorized pursuant to Subsection C of Article VII and Subsection D of Article VIII in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price specified in the Plan or (iii) modify the requirements for eligibility to participate in the Plan.

     XI.    GENERAL PROVISIONS

            A. The Plan became effective at the Effective Time, PROVIDED that no purchase rights granted under the Plan could be exercised, and no shares of Common Stock could be issued hereunder, until (i) the Plan had been approved by the Company's stockholders and (ii) the Company had complied with all applicable requirements of the 1933 Act, all applicable listing requirements of any securities exchange on which the Common Stock is listed and all other applicable requirements established by law or regulation. The Plan was approved by the stockholders within twelve (12) months after the date on which the Plan was adopted by the Board.

            B. The 1995 restatement of the Plan was adopted by the Board on December 2, 1994 and provided for quarterly entry dates into each offering period commencing under the Plan from December 31, 1994 to June 30, 2001. Stockholder approval for the 1995 restatement was approved by the Company's stockholders at the 1995 Annual Stockholders Meeting.

            C. This 2001 Restatement was adopted by the Board on March 1, 2001 and effects the following changes to the Plan: (i) increase the number of shares authorized for issuance under the Purchase Plan by an additional 200,000 shares, (ii) implement a series of overlapping twenty-four
(24)-month offering periods beginning at semi-annual intervals each year,
(iii) establish a series of semi-annual purchase dates within each such offering period, (iv) limit the number of shares of Common Stock purchasable by any one Participant on any one Purchase Date to a total of 750 shares, (v) limit the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date to 100,000 shares, (vi) extend the term of the Purchase Plan until the last business day in April 2011, and (vii) revise certain provisions of the plan document in order to facilitate the administration of the Purchase Plan. However, the 2001 Restatement shall not become effective unless approved by the Company's stockholders at the 2001 Annual Stockholders Meeting.

            D. The Plan shall terminate upon the EARLIEST of (i) the last business day in April 2011 (following the purchase of shares on such Purchase
Date), (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or
(iii) the date on which all purchase rights are exercised in connection with an acquisition of the Company.

            E. All costs and expenses incurred in connection with the administration of the Plan shall be paid by the Company; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

            F. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

            G. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   SCHEDULE A

                           COMPANIES PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN



                                 QRS Corporation

PROXY

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                              QRS CORPORATION


       John S. Simon and Samuel M. Hedgpeth III, or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of QRS Corporation (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders on May 10, 2001, and at any adjournment thereof. The shares represented by this Proxy shall be voted in the manner set forth below:

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

-------------------------------------------------------------------------------
                     ^ FOLD AND DETACH HERE  ^

-------------------------------------------------------------------------------
                                                          Please mark      /X/
                                                         your votes as
                                                          indicated in
                                                          this example

                                                            AUTHORIZATION
                                                     FOR       WITHHELD
1. To elect John P. Dougall, Philip Schlein          / /          / /
   and John S. Simon to the Board of Directors to serve for a three-year term ending in the year 2004 or until their respective successor is duly elected and qualified.

INSTRUCTION: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.


-------------------------------------------------

                                                     FOR     AGAINST     ABSTAIN
2. To approve an amendment to the QRS Corporation    / /      / /         / /
   1993 Stock Option/Stock Issuance Plan
   (the "1993 Plan") pursuant to which the number of shares of Common Stock authorized for issuance over the term of the 1993 Plan will be increased by an additional 750,000 shares to a total of 5,450,000 shares.

3. To approve an amendment and restatement of the    / /      / /         / /
   QRS Corporation Employee Stock Purchase Plan
   (the "Purchase Plan") to effect the following changes:(i) increase the number of shares authorized for issuance under the Purchase Plan by an additional 200,000 shares, (ii) implement a series of overlapping twenty-four (24)-month offering periods beginning at semi-annual intervals each year, (iii) establish a series of semi-annual purchase dates within each such offering period, (iv) limit the number of shares of Common Stock purchasable by any one participant on any one purchase date to a total of 750 shares,
   (v) limit the maximum number of shares of Common
   Stock purchasable in total by all participants on any one purchase date to 100,000 shares, (vi) extend the term of the Purchase Plan to the last business day in April 2011, and (vii) revise certain provisions of the plan document in order to facilitate the administration of the Purchase Plan.

4. To ratify the appointment of                      / /      / /         / /
   PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

           The Board of Directors recommends a vote FOR each of the above proposals. THIS PROXY WILL
           BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS
           INDICATED, WILL BE VOTED FOR EACH OF THE ABOVE
           PROPOSALS AND, AT THE DISCRETION OF THE PERSONS
           NAMED AS PROXIES, UPON SUCH OTHER MATTERS AS MAY
           PROPERLY COME BEFORE THE MEETING. This proxy may be revoked at any time before it is voted.

                  DO    DO NOT
           I/WE  / / OR  / /  EXPECT TO ATTEND THIS MEETING.


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                  PROMPTLY, USING THE ENCLOSED ENVELOPE.

(SIGNATURE)
           ------------------------------------------------

(SIGNATURE IF HELD JOINTLY)
                           --------------------------------
DATE                         , 2001
    ------------------------
(PLEASE SIGN EXACTLY AS SHOWN ON YOUR STOCK CERTIFICATE AND ON THE ENVELOPE
IN WHICH THIS PROXY WAS MAILED. WHEN SIGNING AS PARTNER, CORPORATE OFFICER, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR IN ANY OTHER REPRESENTATIVE CAPACITY, GIVE FULL TITLE AS SUCH AND SIGN YOUR OWN NAME AS WELL. IF STOCK IS HELD JOINTLY, EACH JOINT OWNER SHOULD SIGN.)

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